EQUITABLE AMERICA VARIABLE ACCOUNT A

FINANCIAL STATEMENTS

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Equitable Financial Life Insurance Company of America and the Contractowners of Equitable America Variable Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the variable investment options of Equitable America Variable Account A indicated in the table below as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the variable investment options of Equitable America Variable Account A as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 VT Equity Income(1)	EQ/Money Market(1)
1290 VT GAMCO Mergers & Acquisitions(1)	EQ/Morgan Stanley Small Cap Growth(2)
1290 VT GAMCO Small Company Value(1)	EQ/PIMCO Ultra Short Bond(1)
1290 VT Socially Responsible(1)	EQ/Quality Bond PLUS(1)
BNY Mellon Stock Index Fund, Inc.(1)	EQ/Small Company Index(1)
EQ/AB Small Cap Growth(1)	EQ/T.Rowe Price Growth Stock(1)
EQ/Aggressive Allocation(1)	EQ/Value Equity(1)
EQ/All Asset Growth Allocation(1)	Fidelity® VIP Contrafund® Portfolio(1)
EQ/Capital Group Research(1)	Franklin Income VIP Fund(1)
EQ/Conservative Allocation(1)	Franklin Rising Dividends VIP Fund(1)
EQ/Conservative-Plus Allocation(1)	Invesco V.I. Diversified Dividend Fund(1)
EQ/Core Bond Index(1)	Invesco V.I. Global Core Equity Fund(1)
EQ/Core Plus Bond(1)	Invesco V.I. Global Fund(1)
EQ/Global Equity Managed Volatility(1)	Invesco V.I. Health Care Fund(1)
EQ/Intermediate Government Bond(1)	Invesco V.I. Technology Fund(1)
EQ/Janus Enterprise(1)	Janus Henderson Balanced Portfolio(1)
EQ/Large Cap Growth Managed Volatility(1)	Janus Henderson Enterprise Portfolio(1)
EQ/Large Cap Value Index(1)	Janus Henderson Forty Portfolio(1)
EQ/Large Cap Value Managed Volatility(1)	Janus Henderson Global Research Portfolio(1)
EQ/Loomis Sayles Growth (1)	Janus Henderson Overseas Portfolio(1)
EQ/MFS International Growth(1)	MFS® Utilities Series(1)
EQ/Mid Cap Index(1)	PIMCO Global Bond Opportunities Portfolio (Unhedged)(1)
EQ/Mid Cap Value Managed Volatility(1)	ProFund VP Bear(1)
EQ/ Moderate Allocation(1)	ProFund VP Rising Rates Opportunity(1)
EQ/Moderate-Plus Allocation(1)	ProFund VP Ultrabull(1)

(1)  Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020.

(2)  Statement of operations for the year ended December 31, 2021, and statement of changes in net assets for the year ended December 31, 2021 and the period June 12, 2020 (commencement of operations) through December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Equitable Financial Life Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the variable investment options of Equitable America Variable Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the variable investment options of Equitable America Variable Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 19, 2022

We have served as the auditor of one or more of the variable investment options of Equitable America Variable Account A since at least 1998. We have not been able to determine the specific year we began serving as auditor of the Separate Account.

Equitable America Variable Account A

Statement of Assets and Liabilities

December 31, 2021

	1290 VT Equity Income*	1290 VT GAMCO Mergers & Acquisitions*	1290 VT GAMCO Small Company Value*	1290 VT Socially Responsible*	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth*
Assets:
Investments in shares of the Portfolios, at fair value	$9,712,487	$1,513,803	$99,716,773	$2,144,646	$19,968,096	$1,493,799
Receivable for shares of the Portfolios sold	402	63	23,843	83	741	72
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	9,712,889	1,513,866	99,740,616	2,144,729	19,968,837	1,493,871

Liabilities:
Payable for shares of the Portfolios purchased	-	-	-	-	-	-
Payable for policy-related transactions	624	63	23,892	83	741	72
Total liabilities	624	63	23,892	83	741	72

Net Assets	$9,712,265	$1,513,803	$99,716,724	$2,144,646	$19,968,096	$1,493,799

Net Assets:
Accumulation unit values	$9,712,265	$1,513,803	$99,716,724	$2,144,646	$19,968,096	$1,493,799
Total Net Assets	$9,712,265	$1,513,803	$99,716,724	$2,144,646	$19,968,096	$1,493,799

Investments in shares of the Portfolios, at cost	$9,532,562	$1,460,310	$57,265,543	$1,007,710	$10,318,602	$1,342,057

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	EQ/Aggressive Allocation*	EQ/All Asset Growth Allocation*	EQ/Capital Group Research*	EQ/Conservative Allocation*	EQ/Conservative- Plus Allocation*	EQ/Core Bond Index*
Assets:
Investments in shares of the Portfolios, at fair value	$1,641,636	$89,260,338	$25,255,425	$1,476,907	$1,077,958	$11,704,024
Receivable for shares of the Portfolios sold	2,322	23,076	990	58	52	2,195
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	1,643,958	89,283,414	25,256,415	1,476,965	1,078,010	11,706,219

Liabilities:
Payable for shares of the Portfolios purchased	-	-	-	-	-	-
Payable for policy-related transactions	2,322	22,476	990	58	52	1,587
Total liabilities	2,322	22,476	990	58	52	1,587

Net Assets	$1,641,636	$89,260,938	$25,255,425	$1,476,907	$1,077,958	$11,704,632

Net Assets:
Accumulation unit values	$1,641,636	$89,260,938	$25,255,425	$1,476,907	$1,077,958	$11,704,632
Total Net Assets	$1,641,636	$89,260,938	$25,255,425	$1,476,907	$1,077,958	$11,704,632

Investments in shares of the Portfolios, at cost	$1,447,037	$82,424,161	$18,341,687	$1,509,417	$1,075,621	$11,487,188

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	EQ/Core Plus Bond*	EQ/Global Equity Managed Volatility*	EQ/Intermediate Government Bond*	EQ/Janus Enterprise*	EQ/Large Cap Growth Managed Volatility*	EQ/Large Cap Value Index*
Assets:
Investments in shares of the Portfolios, at fair value	$1,577,807	$2,580,954	$5,319,400	$7,450,779	$9,047,448	$9,705,948
Receivable for shares of the Portfolios sold	591	131	8,852	5,136	336	2,787
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	1,578,398	2,581,085	5,328,252	7,455,915	9,047,784	9,708,735

Liabilities:
Payable for shares of the Portfolios purchased	-	-	-	-	-	-
Payable for policy-related transactions	591	131	8,842	5,136	337	2,787
Total liabilities	591	131	8,842	5,136	337	2,787

Net Assets	$1,577,807	$2,580,954	$5,319,410	$7,450,779	$9,047,447	$9,705,948

Net Assets:
Accumulation unit values	$1,577,807	$2,580,954	$5,319,410	$7,450,779	$9,047,447	$9,705,948
Total Net Assets	$1,577,807	$2,580,954	$5,319,410	$7,450,779	$9,047,447	$9,705,948

Investments in shares of the Portfolios, at cost	$1,531,026	$1,968,809	$5,216,588	$5,639,890	$6,773,816	$6,204,625

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	EQ/Large Cap Value Managed Volatility*	EQ/Loomis Sayles Growth*	EQ/MFS International Growth*	EQ/Mid Cap Index*	EQ/Mid Cap Value Managed Volatility*	EQ/Moderate Allocation*
Assets:
Investments in shares of the Portfolios, at fair value	$3,088,032	$64,770,082	$8,814,248	$8,381,927	$11,605,203	$6,541,717
Receivable for shares of the Portfolios sold	286	2,580	8,110	968	4,202	247
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	3,088,318	64,772,662	8,822,358	8,382,895	11,609,405	6,541,964

Liabilities:
Payable for shares of the Portfolios purchased	-	-	-	-	-	-
Payable for policy-related transactions	286	2,675	8,110	968	4,203	247
Total liabilities	286	2,675	8,110	968	4,203	247

Net Assets	$3,088,032	$64,769,987	$8,814,248	$8,381,927	$11,605,202	$6,541,717

Net Assets:
Accumulation unit values	$3,088,032	$64,769,987	$8,814,248	$8,381,927	$11,605,202	$6,541,717
Total Net Assets	$3,088,032	$64,769,987	$8,814,248	$8,381,927	$11,605,202	$6,541,717

Investments in shares of the Portfolios, at cost	$2,228,769	$42,560,043	$7,346,632	$5,130,931	$7,526,235	$6,290,512

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	EQ/Moderate-Plus Allocation*	EQ/Money Market*	EQ/Morgan Stanley Small Cap Growth*	EQ/PIMCO Ultra Short Bond*	EQ/Quality Bond PLUS*	EQ/Small Company Index*
Assets:
Investments in shares of the Portfolios, at fair value	$4,002,953	$19,201,094	$14,406,373	$1,662,960	$3,107,988	$2,688,451
Receivable for shares of the Portfolios sold	155	5,633	1,079	-	1,582	932
Receivable for policy-related transactions	-	-	-	466	-	-
Total assets	4,003,108	19,206,727	14,407,452	1,663,426	3,109,570	2,689,383

Liabilities:
Payable for shares of the Portfolios purchased	-	-	-	466	-	-
Payable for policy-related transactions	155	11,577	1,079	-	962	933
Total liabilities	155	11,577	1,079	466	962	933

Net Assets	$4,002,953	$19,195,150	$14,406,373	$1,662,960	$3,108,608	$2,688,450

Net Assets:
Accumulation unit values	$4,002,953	$19,195,150	$14,406,373	$1,662,960	$3,108,608	$2,688,450
Total Net Assets	$4,002,953	$19,195,150	$14,406,373	$1,662,960	$3,108,608	$2,688,450

Investments in shares of the Portfolios, at cost	$3,799,199	$19,198,117	$17,196,141	$1,683,524	$3,194,706	$2,156,897

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	EQ/T.Rowe Price Growth Stock*	EQ/Value Equity*	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco V.I. Diversified Dividend Fund
Assets:
Investments in shares of the Portfolios, at fair value	$61,414,192	$3,791,497	$22,924,416	$12,348,307	$7,738,440	$725,709
Receivable for shares of the Portfolios sold	2,283	353	852	7,055	1,254	226
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	61,416,475	3,791,850	22,925,268	12,355,362	7,739,694	725,935

Liabilities:
Payable for shares of the Portfolios purchased	-	-	-	-	-	-
Payable for policy-related transactions	2,283	353	1,004	7,062	1,254	226
Total liabilities	2,283	353	1,004	7,062	1,254	226

Net Assets	$61,414,192	$3,791,497	$22,924,264	$12,348,300	$7,738,440	$725,709

Net Assets:
Accumulation unit values	$61,414,192	$3,791,497	$22,924,264	$12,348,300	$7,738,440	$725,709
Total Net Assets	$61,414,192	$3,791,497	$22,924,264	$12,348,300	$7,738,440	$725,709

Investments in shares of the Portfolios, at cost	$26,999,544	$3,011,348	$12,858,247	$10,804,756	$5,106,720	$492,460

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio
Assets:
Investments in shares of the Portfolios, at fair value	$615,296	$8,260,027	$1,740,074	$1,399,999	$12,843,868	$13,740,716
Receivable for shares of the Portfolios sold	331	141	84	73	476	508
Receivable for policy-related transactions	-	-	-	-	-	691
Total assets	615,627	8,260,168	1,740,158	1,400,072	12,844,344	13,741,915

Liabilities:
Payable for shares of the Portfolios purchased	-	-	-	-	-	-
Payable for policy-related transactions	331	141	84	73	26	-
Total liabilities	331	141	84	73	26	-

Net Assets	$615,296	$8,260,027	$1,740,074	$1,399,999	$12,844,318	$13,741,915

Net Assets:
Accumulation unit values	$615,296	$8,260,027	$1,740,074	$1,399,999	$12,844,318	$13,741,915
Total Net Assets	$615,296	$8,260,027	$1,740,074	$1,399,999	$12,844,318	$13,741,915

Investments in shares of the Portfolios, at cost	$475,603	$4,965,641	$1,222,301	$850,084	$7,671,532	$7,264,448

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)	ProFund VP Bear
Assets:
Investments in shares of the Portfolios, at fair value	$20,727,403	$7,511,689	$4,829,463	$3,261,453	$3,084,010	$19,574
Receivable for shares of the Portfolios sold	806	278	222	2,466	376	29
Receivable for policy-related transactions	307	922	-	-	-	-
Total assets	20,728,516	7,512,889	4,829,685	3,263,919	3,084,386	19,603

Liabilities:
Payable for shares of the Portfolios purchased	-	-	-	-	-	-
Payable for policy-related transactions	-	-	223	2,466	376	29
Total liabilities	-	-	223	2,466	376	29

Net Assets	$20,728,516	$7,512,889	$4,829,462	$3,261,453	$3,084,010	$19,574

Net Assets:
Accumulation unit values	$20,728,516	$7,512,889	$4,829,462	$3,261,453	$3,084,010	$19,574
Total Net Assets	$20,728,516	$7,512,889	$4,829,462	$3,261,453	$3,084,010	$19,574

Investments in shares of the Portfolios, at cost	$13,396,387	$3,720,375	$4,273,130	$2,392,771	$3,594,732	$38,836

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	ProFund VP Rising Rates Opportunity	ProFund VP Ultrabull
Assets:
Investments in shares of the Portfolios, at fair value	$75,284	$2,480,314
Receivable for shares of the Portfolios sold	4	126
Receivable for policy-related transactions	-	-
Total assets	75,288	2,480,440

Liabilities:
Payable for shares of the Portfolios purchased	-	-
Payable for policy-related transactions	4	126
Total liabilities	4	126

Net Assets	$75,284	$2,480,314

Net Assets:
Accumulation unit values	$75,284	$2,480,314
Total Net Assets	$75,284	$2,480,314

Investments in shares of the Portfolios, at cost	$162,273	$1,955,040

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

The following table provides the Portfolio shares held by the Variable Investment Options of the Variable Account.

		Portfolio
	Share Class **	Shares Held
1290 VT Equity Income	Class A	44,889
1290 VT Equity Income	Class B	1,815,155
1290 VT GAMCO Mergers & Acquisitions	Class B	118,411
1290 VT GAMCO Small Company Value	Class B	1,351,963
1290 VT Socially Responsible	Class A	72,330
1290 VT Socially Responsible	Class B	30,207
BNY Mellon Stock Index Fund, Inc.	Initial Shares	256,626
EQ/AB Small Cap Growth	Class A	72,083
EQ/Aggressive Allocation	Class B	131,186
EQ/All Asset Growth Allocation	Class B	4,314,853
EQ/Capital Group Research	Class A	706,639
EQ/Conservative Allocation	Class B	156,275
EQ/Conservative-Plus Allocation	Class B	109,102
EQ/Core Bond Index	Class A	1,164,943
EQ/Core Plus Bond	Class A	390,269
EQ/Global Equity Managed Volatility	Class A	141,314
EQ/Intermediate Government Bond	Class A	517,000
EQ/Janus Enterprise	Class A	309,755
EQ/Large Cap Growth Managed Volatility	Class B	237,515
EQ/Large Cap Value Index	Class A	911,591
EQ/Large Cap Value Managed Volatility	Class A	154,704
EQ/Loomis Sayles Growth Portfolio	Class B	5,507,696
EQ/MFS International Growth	Class B	1,060,210
EQ/Mid Cap Index	Class A	475,545
EQ/Mid Cap Value Managed Volatility	Class A	625,975
EQ/Moderate Allocation	Class B	456,260
EQ/Moderate-Plus Allocation	Class B	344,873
EQ/Money Market	Class A	19,186,857
EQ/Morgan Stanley Small Cap Growth	Class B	1,484,200
EQ/PIMCO Ultra Short Bond	Class B	169,501
EQ/Quality Bond PLUS	Class B	365,101
EQ/Small Company Index	Class A	208,345
EQ/T. Rowe Price Growth Stock	Class B	822,029
EQ/Value Equity	Class B	166,948
Fidelity® VIP Contrafund® Portfolio	Service Class	424,526
Franklin Income VIP Fund	Class 2	736,773
Franklin Rising Dividends VIP Fund	Class 2	218,477
Invesco V.I. Global Fund	Service Class	147,028
Invesco V.I. Diversified Dividend Fund	Series 1	24,336
Invesco V.I. Global Core Equity Fund	Series 1	55,283
Invesco V.I. Health Care Fund	Series 1	51,390
Invesco V.I. Technology Fund	Series 1	36,765
Janus Henderson Balanced Portfolio	Institutional Shares	255,752
Janus Henderson Enterprise Portfolio	Institutional Shares	136,710
Janus Henderson Forty Portfolio	Institutional Shares	262,939
Janus Henderson Forty Portfolio	Service Shares	79,289
Janus Henderson Global Research Portfolio	Institutional Shares	105,383
Janus Henderson Overseas Portfolio	Service Shares	117,734
MFS® Utilities Series	Initial Class	85,133
PIMCO Global Bond Opportunities Portfolio (Unhedged)	Administrative Class	281,902
ProFund VP Bear	Common Shares	1,345
ProFund VP Rising Rates Opportunity	Common Shares	2,712
ProFund VP UltraBull	Common Shares	53,421

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Variable Account and is further categorized by share class and contract charges.

	Contract			Units
	Charges *	Share Class **	Unit Value	Outstanding
1290 VT Equity Income	1.25%	Class A	$25.17	9,239
1290 VT Equity Income	1.20%	Class B	$32.58	37,684
1290 VT Equity Income	1.35%	Class B	$30.70	176,072
1290 VT Equity Income	1.45%	Class B	$36.66	90
1290 VT Equity Income	1.50%	Class B	$36.31	132
1290 VT Equity Income	1.70%	Class B	$27.54	59,318
1290 VT Equity Income	2.00%	Class B	$31.69	169
1290 VT Equity Income	2.35%	Class B	$24.19	49,030
1290 VT Equity Income	2.80%	Class B	$27.30	503

1290 VT GAMCO Mergers & Acquisitions	1.20%	Class B	$19.19	7,879
1290 VT GAMCO Mergers & Acquisitions	1.35%	Class B	$19.30	44,764
1290 VT GAMCO Mergers & Acquisitions	1.70%	Class B	$18.06	17,570
1290 VT GAMCO Mergers & Acquisitions	2.35%	Class B	$15.38	11,795

1290 VT GAMCO Small Company Value	1.20%	Class B	$67.55	90,428
1290 VT GAMCO Small Company Value	1.25%	Class B	$342.56	155,973
1290 VT GAMCO Small Company Value	1.35%	Class B	$86.61	343,192
1290 VT GAMCO Small Company Value	1.45%	Class B	$74.17	172
1290 VT GAMCO Small Company Value	1.50%	Class B	$73.46	279
1290 VT GAMCO Small Company Value	1.70%	Class B	$60.76	99,001
1290 VT GAMCO Small Company Value	2.00%	Class B	$58.88	20
1290 VT GAMCO Small Company Value	2.35%	Class B	$54.03	80,869
1290 VT GAMCO Small Company Value	2.80%	Class B	$50.72	647

1290 VT Socially Responsible	1.35%	Class A	$27.01	56,355
1290 VT Socially Responsible	1.20%	Class B	$37.84	7,732
1290 VT Socially Responsible	1.70%	Class B	$34.88	6,688
1290 VT Socially Responsible	2.35%	Class B	$31.37	3,073

BNY Mellon Stock Index Fund, Inc.	1.35%	Initial Shares	$37.13	537,734

EQ/AB Small Cap Growth	1.20%	Class A	$42.47	10,266
EQ/AB Small Cap Growth	1.70%	Class A	$40.13	14,289
EQ/AB Small Cap Growth	2.35%	Class A	$35.94	13,479

EQ/Aggressive Allocation	1.20%	Class B	$20.27	24,208
EQ/Aggressive Allocation	1.25%	Class B	$20.12	15,493
EQ/Aggressive Allocation	1.35%	Class B	$19.83	29,236
EQ/Aggressive Allocation	1.70%	Class B	$18.84	1,692
EQ/Aggressive Allocation	2.35%	Class B	$17.14	13,278

EQ/All Asset Growth Allocation	1.20%	Class B	$21.04	71,088
EQ/All Asset Growth Allocation	1.25%	Class B	$110.91	648,161
EQ/All Asset Growth Allocation	1.35%	Class B	$19.24	690,756
EQ/All Asset Growth Allocation	1.70%	Class B	$19.89	66,179
EQ/All Asset Growth Allocation	2.00%	Class B	$22.08	9,733
EQ/All Asset Growth Allocation	2.35%	Class B	$17.64	59,928

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	Contract			Units
	Charges *	Share Class **	Unit Value	Outstanding
EQ/Capital Group Research	1.20%	Class A	$56.25	34,051
EQ/Capital Group Research	1.25%	Class A	$42.59	23,844
EQ/Capital Group Research	1.35%	Class A	$35.18	526,660
EQ/Capital Group Research	1.45%	Class A	$55.20	97
EQ/Capital Group Research	1.70%	Class A	$49.00	45,604
EQ/Capital Group Research	1.95%	Class A	$48.81	286
EQ/Capital Group Research	2.35%	Class A	$42.97	35,787
EQ/Capital Group Research	2.80%	Class A	$41.66	81

EQ/Conservative Allocation	1.20%	Class B	$13.37	2,056
EQ/Conservative Allocation	1.25%	Class B	$13.27	32,819
EQ/Conservative Allocation	1.35%	Class B	$13.08	58,270
EQ/Conservative Allocation	1.70%	Class B	$12.43	11,962
EQ/Conservative Allocation	2.35%	Class B	$11.30	9,146

EQ/Conservative-Plus Allocation	1.20%	Class B	$15.30	13,731
EQ/Conservative-Plus Allocation	1.25%	Class B	$15.19	9,536
EQ/Conservative-Plus Allocation	1.35%	Class B	$14.97	39,760
EQ/Conservative-Plus Allocation	1.70%	Class B	$14.23	7,103
EQ/Conservative-Plus Allocation	2.35%	Class B	$12.94	2,051

EQ/Core Bond Index	1.20%	Class A	$14.54	105,831
EQ/Core Bond Index	1.25%	Class A	$11.49	239,014
EQ/Core Bond Index	1.35%	Class A	$13.72	326,159
EQ/Core Bond Index	1.45%	Class A	$12.43	127
EQ/Core Bond Index	1.50%	Class A	$12.31	587
EQ/Core Bond Index	1.70%	Class A	$13.17	124,830
EQ/Core Bond Index	2.00%	Class A	$10.38	446
EQ/Core Bond Index	2.35%	Class A	$11.54	103,039
EQ/Core Bond Index	2.80%	Class A	$8.94	10,982

EQ/Core Plus Bond	1.20%	Class A	$15.75	19,872
EQ/Core Plus Bond	1.45%	Class A	$14.81	97
EQ/Core Plus Bond	1.50%	Class A	$14.67	128
EQ/Core Plus Bond	1.70%	Class A	$14.24	38,286
EQ/Core Plus Bond	2.00%	Class A	$11.82	209
EQ/Core Plus Bond	2.35%	Class A	$12.60	56,526
EQ/Core Plus Bond	2.80%	Class A	$10.18	146

EQ/Global Equity Managed Volatility	1.20%	Class A	$53.34	12,968
EQ/Global Equity Managed Volatility	1.45%	Class A	$66.27	33
EQ/Global Equity Managed Volatility	1.50%	Class A	$65.63	111
EQ/Global Equity Managed Volatility	1.70%	Class A	$50.24	20,355
EQ/Global Equity Managed Volatility	2.35%	Class A	$44.97	18,438
EQ/Global Equity Managed Volatility	2.80%	Class A	$47.04	592

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	Contract			Units
	Charges *	Share Class **	Unit Value	Outstanding
EQ/Intermediate Government Bond	1.20%	Class A	$12.26	68,052
EQ/Intermediate Government Bond	1.25%	Class A	$17.42	27,967
EQ/Intermediate Government Bond	1.35%	Class A	$13.54	166,698
EQ/Intermediate Government Bond	1.45%	Class A	$11.28	377
EQ/Intermediate Government Bond	1.50%	Class A	$11.17	483
EQ/Intermediate Government Bond	1.70%	Class A	$11.11	76,627
EQ/Intermediate Government Bond	1.95%	Class A	$10.13	426
EQ/Intermediate Government Bond	2.00%	Class A	$10.03	636
EQ/Intermediate Government Bond	2.35%	Class A	$9.77	88,412
EQ/Intermediate Government Bond	2.80%	Class A	$8.64	618

EQ/Janus Enterprise	1.20%	Class A	$30.31	65,565
EQ/Janus Enterprise	1.35%	Class A	$49.52	36,243
EQ/Janus Enterprise	1.50%	Class A	$48.63	215
EQ/Janus Enterprise	1.70%	Class A	$30.47	62,935
EQ/Janus Enterprise	2.35%	Class A	$24.82	70,098
EQ/Janus Enterprise	2.80%	Class A	$34.10	36

EQ/Large Cap Growth Managed Volatility	1.35%	Class B	$44.18	204,769

EQ/Large Cap Value Index	1.20%	Class A	$33.27	69,692
EQ/Large Cap Value Index	1.35%	Class A	$31.86	81,322
EQ/Large Cap Value Index	1.45%	Class A	$39.25	91
EQ/Large Cap Value Index	1.50%	Class A	$38.87	261
EQ/Large Cap Value Index	1.70%	Class A	$30.21	88,369
EQ/Large Cap Value Index	1.95%	Class A	$32.34	356
EQ/Large Cap Value Index	2.00%	Class A	$32.04	238
EQ/Large Cap Value Index	2.35%	Class A	$25.86	79,840
EQ/Large Cap Value Index	2.80%	Class A	$27.60	1,045

EQ/Large Cap Value Managed Volatility	1.20%	Class A	$23.93	12,127
EQ/Large Cap Value Managed Volatility	1.25%	Class A	$141.03	16,018
EQ/Large Cap Value Managed Volatility	1.45%	Class A	$31.46	58
EQ/Large Cap Value Managed Volatility	1.70%	Class A	$21.77	16,508
EQ/Large Cap Value Managed Volatility	2.35%	Class A	$19.96	8,899

EQ/Loomis Sayles Growth Portfolio	1.20%	Class B	$49.40	115,079
EQ/Loomis Sayles Growth Portfolio	1.35%	Class B	$46.36	1,070,112
EQ/Loomis Sayles Growth Portfolio	1.45%	Class B	$56.98	417
EQ/Loomis Sayles Growth Portfolio	1.50%	Class B	$56.43	256
EQ/Loomis Sayles Growth Portfolio	1.70%	Class B	$43.71	126,904
EQ/Loomis Sayles Growth Portfolio	2.00%	Class B	$50.51	203
EQ/Loomis Sayles Growth Portfolio	2.35%	Class B	$38.61	99,939
EQ/Loomis Sayles Growth Portfolio	2.80%	Class B	$43.51	509

EQ/MFS International Growth	1.25%	Class B	$36.63	140,051
EQ/MFS International Growth	1.35%	Class B	$25.71	143,275

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	Contract			Units
	Charges *	Share Class **	Unit Value	Outstanding
EQ/Mid Cap Index	1.20%	Class A	$43.26	48,361
EQ/Mid Cap Index	1.35%	Class A	$41.88	27,692
EQ/Mid Cap Index	1.45%	Class A	$49.04	174
EQ/Mid Cap Index	1.50%	Class A	$48.57	625
EQ/Mid Cap Index	1.70%	Class A	$38.75	62,262
EQ/Mid Cap Index	2.00%	Class A	$40.09	348
EQ/Mid Cap Index	2.35%	Class A	$34.46	75,847
EQ/Mid Cap Index	2.80%	Class A	$34.53	1,465

EQ/Mid Cap Value Managed Volatility	1.20%	Class A	$35.49	59,146
EQ/Mid Cap Value Managed Volatility	1.35%	Class A	$34.84	108,485
EQ/Mid Cap Value Managed Volatility	1.45%	Class A	$34.41	62
EQ/Mid Cap Value Managed Volatility	1.50%	Class A	$34.20	323
EQ/Mid Cap Value Managed Volatility	1.70%	Class A	$33.37	101,068
EQ/Mid Cap Value Managed Volatility	2.00%	Class A	$32.15	25
EQ/Mid Cap Value Managed Volatility	2.35%	Class A	$30.79	74,883
EQ/Mid Cap Value Managed Volatility	2.80%	Class A	$29.12	1,172

EQ/Moderate Allocation	1.20%	Class B	$15.97	161,599
EQ/Moderate Allocation	1.25%	Class B	$15.86	53,421
EQ/Moderate Allocation	1.35%	Class B	$15.63	127,622
EQ/Moderate Allocation	1.70%	Class B	$14.85	49,511
EQ/Moderate Allocation	2.35%	Class B	$13.51	28,375

EQ/Moderate-Plus Allocation	1.20%	Class B	$18.33	18,271
EQ/Moderate-Plus Allocation	1.25%	Class B	$18.19	114,968
EQ/Moderate-Plus Allocation	1.35%	Class B	$17.93	40,615
EQ/Moderate-Plus Allocation	1.70%	Class B	$17.04	29,467
EQ/Moderate-Plus Allocation	2.35%	Class B	$15.50	22,322

EQ/Money Market	1.20%	Class A	$9.73	439,308
EQ/Money Market	1.35%	Class A	$9.50	991,600
EQ/Money Market	1.45%	Class A	$9.34	286
EQ/Money Market	1.50%	Class A	$9.27	954
EQ/Money Market	1.70%	Class A	$8.97	147,084
EQ/Money Market	2.00%	Class A	$8.54	539
EQ/Money Market	2.35%	Class A	$8.07	192,406
EQ/Money Market	2.80%	Class A	$7.50	409
EQ/Money Market	1.25%	Class A	$9.65	2,771
EQ/Money Market	1.25%	Class A	$9.65	268,523

EQ/Morgan Stanley Small Cap Growth	1.20%	Class B	$18.96	75,811
EQ/Morgan Stanley Small Cap Growth	1.35%	Class B	$18.92	530,684
EQ/Morgan Stanley Small Cap Growth	1.45%	Class B	$18.88	1,059
EQ/Morgan Stanley Small Cap Growth	1.50%	Class B	$18.86	219
EQ/Morgan Stanley Small Cap Growth	1.70%	Class B	$18.80	88,203
EQ/Morgan Stanley Small Cap Growth	2.00%	Class B	$18.71	421
EQ/Morgan Stanley Small Cap Growth	2.35%	Class B	$18.60	66,365

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	Contract			Units
	Charges *	Share Class **	Unit Value	Outstanding
EQ/PIMCO Ultra Short Bond	1.20%	Class B	$11.98	32,747
EQ/PIMCO Ultra Short Bond	1.35%	Class B	$11.60	45,948
EQ/PIMCO Ultra Short Bond	1.50%	Class B	$11.13	25
EQ/PIMCO Ultra Short Bond	1.70%	Class B	$10.90	38,098
EQ/PIMCO Ultra Short Bond	1.95%	Class B	$9.54	627
EQ/PIMCO Ultra Short Bond	2.35%	Class B	$9.55	32,252
EQ/PIMCO Ultra Short Bond	2.80%	Class B	$8.14	974

EQ/Quality Bond PLUS	1.25%	Class B	$24.18	39,002
EQ/Quality Bond PLUS	1.35%	Class B	$16.02	135,115

EQ/Small Company Index	1.20%	Class A	$50.51	17,801
EQ/Small Company Index	1.25%	Class A	$198.86	2,106
EQ/Small Company Index	1.50%	Class A	$51.66	170
EQ/Small Company Index	1.70%	Class A	$46.19	17,194
EQ/Small Company Index	2.35%	Class A	$40.94	13,616
EQ/Small Company Index	2.80%	Class A	$38.97	258

EQ/T. Rowe Price Growth Stock	1.25%	Class B	$195.98	223,629
EQ/T. Rowe Price Growth Stock	1.35%	Class B	$42.77	411,199

EQ/Value Equity	1.20%	Class B	$27.89	38,058
EQ/Value Equity	1.35%	Class B	$27.29	43,352
EQ/Value Equity	1.50%	Class B	$26.80	501
EQ/Value Equity	1.70%	Class B	$25.71	31,303
EQ/Value Equity	1.95%	Class B	$24.90	435
EQ/Value Equity	2.35%	Class B	$23.12	30,500
EQ/Value Equity	2.80%	Class B	$21.67	596

Fidelity® VIP Contrafund® Portfolio	1.35%	Service Class	$56.18	408,069

Franklin Income VIP Fund	1.20%	Class 2	$30.88	69,677
Franklin Income VIP Fund	1.35%	Class 2	$29.98	109,149
Franklin Income VIP Fund	1.50%	Class 2	$29.38	316
Franklin Income VIP Fund	1.70%	Class 2	$27.66	126,831
Franklin Income VIP Fund	2.35%	Class 2	$24.54	138,789
Franklin Income VIP Fund	2.80%	Class 2	$22.66	72

Franklin Rising Dividends VIP Fund	1.20%	Class 2	$53.12	20,351
Franklin Rising Dividends VIP Fund	1.35%	Class 2	$51.75	52,696
Franklin Rising Dividends VIP Fund	1.70%	Class 2	$48.04	39,096
Franklin Rising Dividends VIP Fund	2.35%	Class 2	$41.34	49,577
Franklin Rising Dividends VIP Fund	2.80%	Class 2	$38.91	75

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Continued)

December 31, 2021

	Contract			Units
	Charges *	Share Class **	Unit Value	Outstanding
Invesco V.I. Global Fund	1.20%	Service Class	$61.05	29,150
Invesco V.I. Global Fund	1.35%	Service Class	$59.08	55,356
Invesco V.I. Global Fund	1.45%	Service Class	$59.76	86
Invesco V.I. Global Fund	1.50%	Service Class	$59.21	505
Invesco V.I. Global Fund	1.70%	Service Class	$56.19	35,866
Invesco V.I. Global Fund	2.00%	Service Class	$51.83	142
Invesco V.I. Global Fund	2.35%	Service Class	$44.36	25,561
Invesco V.I. Global Fund	2.80%	Service Class	$44.65	417

Invesco V.I. Diversified Dividend Fund	1.20%	Series 1	$15.03	4,853
Invesco V.I. Diversified Dividend Fund	1.50%	Series 1	$17.15	8,612
Invesco V.I. Diversified Dividend Fund	1.70%	Series 1	$14.26	15,506
Invesco V.I. Diversified Dividend Fund	2.35%	Series 1	$12.83	22,123

Invesco V.I. Global Core Equity Fund	1.20%	Series 1	$21.98	13,841
Invesco V.I. Global Core Equity Fund	1.50%	Series 1	$26.05	28
Invesco V.I. Global Core Equity Fund	1.70%	Series 1	$20.12	9,479
Invesco V.I. Global Core Equity Fund	2.35%	Series 1	$17.61	6,795

Invesco V.I. Health Care Fund	1.20%	Series 1	$41.68	13,941
Invesco V.I. Health Care Fund	1.70%	Series 1	$37.78	14,426
Invesco V.I. Health Care Fund	2.35%	Series 1	$32.89	18,663

Invesco V.I. Technology Fund	1.20%	Series 1	$41.82	9,073
Invesco V.I. Technology Fund	1.70%	Series 1	$38.17	8,157
Invesco V.I. Technology Fund	2.35%	Series 1	$37.16	19,086

Janus Henderson Balanced Portfolio	1.35%	Institutional Shares	$41.53	309,281

Janus Henderson Enterprise Portfolio	1.35%	Institutional Shares	$44.99	305,434

Janus Henderson Forty Portfolio	1.35%	Institutional Shares	$64.34	252,359
Janus Henderson Forty Portfolio	1.20%	Service Shares	$80.02	26,472
Janus Henderson Forty Portfolio	1.45%	Service Shares	$86.41	234
Janus Henderson Forty Portfolio	1.50%	Service Shares	$85.58	294
Janus Henderson Forty Portfolio	1.70%	Service Shares	$76.18	15,840
Janus Henderson Forty Portfolio	2.00%	Service Shares	$78.87	21
Janus Henderson Forty Portfolio	2.35%	Service Shares	$67.06	15,994
Janus Henderson Forty Portfolio	2.80%	Service Shares	$67.94	680

Janus Henderson Global Research Portfolio	1.35%	Institutional Shares	$24.42	307,644

Janus Henderson Overseas Portfolio	1.20%	Service Shares	$30.13	54,058
Janus Henderson Overseas Portfolio	1.45%	Service Shares	$39.45	218
Janus Henderson Overseas Portfolio	1.50%	Service Shares	$39.07	659
Janus Henderson Overseas Portfolio	1.70%	Service Shares	$29.37	67,752
Janus Henderson Overseas Portfolio	2.00%	Service Shares	$34.98	269
Janus Henderson Overseas Portfolio	2.35%	Service Shares	$25.75	44,806
Janus Henderson Overseas Portfolio	2.80%	Service Shares	$30.13	433

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Assets and Liabilities (Concluded)

December 31, 2021

	Contract			Units
	Charges *	Share Class **	Unit Value	Outstanding
MFS® Utilities Series	1.20%	Initial Class	$62.88	25,713
MFS® Utilities Series	1.50%	Initial Class	$75.76	191
MFS® Utilities Series	1.70%	Initial Class	$55.70	17,378
MFS® Utilities Series	2.35%	Initial Class	$45.88	14,436

PIMCO Global Bond Opportunities Portfolio (Unhedged)	1.20%	Administrative Class	$20.82	47,184
PIMCO Global Bond Opportunities Portfolio (Unhedged)	1.35%	Administrative Class	$19.56	41,704
PIMCO Global Bond Opportunities Portfolio (Unhedged)	1.45%	Administrative Class	$17.81	100
PIMCO Global Bond Opportunities Portfolio (Unhedged)	1.50%	Administrative Class	$17.64	222
PIMCO Global Bond Opportunities Portfolio (Unhedged)	1.70%	Administrative Class	$18.86	36,209
PIMCO Global Bond Opportunities Portfolio (Unhedged)	2.00%	Administrative Class	$14.10	210
PIMCO Global Bond Opportunities Portfolio (Unhedged)	2.35%	Administrative Class	$16.74	35,136
PIMCO Global Bond Opportunities Portfolio (Unhedged)	2.80%	Administrative Class	$12.15	479

ProFund VP Bear	1.20%	Common Shares	$0.65	730
ProFund VP Bear	1.35%	Common Shares	$0.63	2,947
ProFund VP Bear	1.50%	Common Shares	$0.61	29
ProFund VP Bear	1.70%	Common Shares	$0.65	25,560
ProFund VP Bear	2.35%	Common Shares	$0.52	1,234

ProFund VP Rising Rates Opportunity	1.20%	Common Shares	$1.24	19,028
ProFund VP Rising Rates Opportunity	1.35%	Common Shares	$1.10	14,304
ProFund VP Rising Rates Opportunity	1.50%	Common Shares	$1.08	10
ProFund VP Rising Rates Opportunity	1.70%	Common Shares	$1.13	5,034
ProFund VP Rising Rates Opportunity	2.35%	Common Shares	$1.00	30,159

ProFund VP UltraBull	1.20%	Common Shares	$91.28	3,067
ProFund VP UltraBull	1.35%	Common Shares	$99.64	4,627
ProFund VP UltraBull	1.45%	Common Shares	$100.73	142
ProFund VP UltraBull	1.70%	Common Shares	$81.41	9,315
ProFund VP UltraBull	2.35%	Common Shares	$81.91	11,181
ProFund VP UltraBull	2.80%	Common Shares	$73.64	688

*	Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Option.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations

For the year ended December 31, 2021

	1290 VT Equity Income*	1290 VT GAMCO Mergers & Acquisitions*	1290 VT GAMCO Small Company Value*	1290 VT Socially Responsible*	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$138,652	$9,903	$603,618	$8,949	$211,462	$-

Expenses:
Asset-based charges	142,543	20,455	1,320,155	28,088	250,657	27,076

Net Investment Income (Loss)	(3,891)	(10,552)	(716,537)	(19,139)	(39,195)	(27,076)

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	(60,758)	7,021	5,158,281	91,072	1,109,641	53,647
Realized gain distribution from the Portfolios	-	40,900	6,729,494	24,496	819,301	242,341
Net realized gain (loss) on investments	(60,758)	47,921	11,887,775	115,568	1,928,942	295,988

Net change in unrealized appreciation (depreciation) of investments	2,082,113	82,649	9,004,286	400,841	2,481,368	(107,288)
Net Realized and Unrealized Gain (Loss) on Investments	2,021,355	130,570	20,892,061	516,409	4,410,310	188,700

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,017,464	$120,018	$20,175,524	$497,270	$4,371,115	$161,624

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations (Continued)

For the year ended December 31, 2021

	EQ/Aggressive Allocation*	EQ/All Asset Growth Allocation*	EQ/Capital Group Research*	EQ/Conservative Allocation*	EQ/Conservative- Plus Allocation*	EQ/Core Bond Index*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$65,367	$3,449,044	$-	$21,049	$22,550	$169,484

Expenses:
Asset-based charges	22,268	1,164,242	348,362	19,090	13,068	185,009

Net Investment Income (Loss)	43,099	2,284,802	(348,362)	1,959	9,482	(15,525)

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	10,905	1,692,417	640,291	5,724	2,505	94,136
Realized gain distribution from the Portfolios	122,380	11,864,238	1,192,236	53,822	58,182	61,809
Net realized gain (loss) on investments	133,285	13,556,655	1,832,527	59,546	60,687	155,945

Net change in unrealized appreciation (depreciation) of investments	41,752	(7,647,551)	3,175,295	(46,805)	(24,979)	(598,109)
Net Realized and Unrealized Gain (Loss) on Investments	175,037	5,909,104	5,007,822	12,741	35,708	(442,164)

Net Increase (Decrease) in Net Assets Resulting from Operations	$218,136	$8,193,906	$4,659,460	$14,700	$45,190	$(457,689)

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations (Continued)

For the year ended December 31, 2021

	EQ/Core Plus Bond*	EQ/Global Equity Managed Volatility*	EQ/Intermediate Government Bond*	EQ/Janus Enterprise*	EQ/Large Cap Growth Managed Volatility*	EQ/Large Cap Value Index*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$21,675	$22,362	$37,328	$6,912	$-	$116,222

Expenses:
Asset-based charges	32,032	44,559	87,714	120,120	119,270	156,023

Net Investment Income (Loss)	(10,357)	(22,197)	(50,386)	(113,208)	(119,270)	(39,801)

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	11,792	82,869	49,992	233,821	648,523	481,584
Realized gain distribution from the Portfolios	15,932	451,833	36,133	754,847	2,106,164	485,875
Net realized gain (loss) on investments	27,724	534,702	86,125	988,668	2,754,687	967,459

Net change in unrealized appreciation (depreciation) of investments	(78,134)	(193,663)	(249,005)	146,674	(824,512)	969,666
Net Realized and Unrealized Gain (Loss) on Investments	(50,410)	341,039	(162,880)	1,135,342	1,930,175	1,937,125

Net Increase (Decrease) in Net Assets Resulting from Operations	$(60,767)	$318,842	$(213,266)	$1,022,134	$1,810,905	$1,897,324

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations (Continued)

For the year ended December 31, 2021

	EQ/Large Cap Value Managed Volatility*	EQ/Loomis Sayles Growth*	EQ/MFS International Growth*	EQ/Mid Cap Index*	EQ/Mid Cap Value Managed Volatility*	EQ/Moderate Allocation*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$27,862	$-	$20,229	$49,778	$62,216	$169,164

Expenses:
Asset-based charges	42,320	923,802	116,729	145,113	189,003	94,087

Net Investment Income (Loss)	(14,458)	(923,802)	(96,500)	(95,335)	(126,787)	75,077

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	208,940	2,715,884	312,419	418,974	924,687	110,365
Realized gain distribution from the Portfolios	313,818	6,175,361	1,066,622	660,516	1,328,928	385,642
Net realized gain (loss) on investments	522,758	8,891,245	1,379,041	1,079,490	2,253,615	496,007

Net change in unrealized appreciation (depreciation) of investments	141,904	708,817	(576,190)	615,291	494,639	(103,808)
Net Realized and Unrealized Gain (Loss) on Investments	664,662	9,600,062	802,851	1,694,781	2,748,254	392,199

Net Increase (Decrease) in Net Assets Resulting from Operations	$650,204	$8,676,260	$706,351	$1,599,446	$2,621,467	$467,276

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations (Continued)

For the year ended December 31, 2021

	EQ/Moderate-Plus Allocation*	EQ/Money Market*	EQ/Morgan Stanley Small Cap Growth*	EQ/PIMCO Ultra Short Bond*	EQ/Quality Bond PLUS*	EQ/Small Company Index*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$136,233	$-	$-	$7,016	$24,336	$17,157

Expenses:
Asset-based charges	54,616	291,408	256,170	29,583	43,348	45,141

Net Investment Income (Loss)	81,617	(291,408)	(256,170)	(22,567)	(19,012)	(27,984)

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	22,955	4,447	915,003	(2,922)	(4,384)	124,994
Realized gain distribution from the Portfolios	286,002	30,733	7,208,486	-	22,026	269,970
Net realized gain (loss) on investments	308,957	35,180	8,123,489	(2,922)	17,642	394,964

Net change in unrealized appreciation (depreciation) of investments	3,868	3,265	(7,370,325)	(12,248)	(113,984)	(16,425)
Net Realized and Unrealized Gain (Loss) on Investments	312,825	38,445	753,164	(15,170)	(96,342)	378,539

Net Increase (Decrease) in Net Assets Resulting from Operations	$394,442	$(252,963)	$496,994	$(37,737)	$(115,354)	$350,555

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations (Continued)

For the year ended December 31, 2021

	EQ/T.Rowe Price Growth Stock*	EQ/Value Equity*	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco V.I. Diversified Dividend Fund
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$-	$24,518	$10,273	$538,329	$61,642	$15,089

Expenses:
Asset-based charges	790,636	61,509	289,464	199,271	120,763	13,122

Net Investment Income (Loss)	(790,636)	(36,991)	(279,191)	339,058	(59,121)	1,967

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	4,159,263	252,080	1,095,085	124,870	202,178	15,650
Realized gain distribution from the Portfolios	5,268,119	656,289	2,657,329	-	232,161	2,731
Net realized gain (loss) on investments	9,427,382	908,369	3,752,414	124,870	434,339	18,381

Net change in unrealized appreciation (depreciation) of investments	(1,430,672)	(65,742)	1,475,456	1,138,622	1,217,473	86,523
Net Realized and Unrealized Gain (Loss) on Investments	7,996,710	842,627	5,227,870	1,263,492	1,651,812	104,904

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,206,074	$805,636	$4,948,679	$1,602,550	$1,592,691	$106,871

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations (Continued)

For the year ended December 31, 2021

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$5,791	$-	$3,454	$-	$139,069	$42,473

Expenses:
Asset-based charges	9,645	130,010	29,972	26,250	168,706	181,921

Net Investment Income (Loss)	(3,854)	(130,010)	(26,518)	(26,250)	(29,637)	(139,448)

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	21,007	489,125	48,475	70,995	684,659	746,616
Realized gain distribution from the Portfolios	96,973	428,139	179,656	129,422	71,306	1,120,816
Net realized gain (loss) on investments	117,980	917,264	228,131	200,417	755,965	1,867,432

Net change in unrealized appreciation (depreciation) of investments	(34,124)	275,126	(34,953)	(18,288)	1,085,677	182,344
Net Realized and Unrealized Gain (Loss) on Investments	83,856	1,192,390	193,178	182,129	1,841,642	2,049,776

Net Increase (Decrease) in Net Assets Resulting from Operations	$80,002	$1,062,380	$166,660	$155,879	$1,812,005	$1,910,328

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations (Continued)

For the year ended December 31, 2021

	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)	ProFund VP Bear
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$100,097	$38,513	$50,366	$54,604	$166,531	$-

Expenses:
Asset-based charges	281,037	100,293	83,804	49,769	52,663	294
						-
Net Investment Income (Loss)	(180,940)	(61,780)	(33,438)	4,835	113,868	(294)

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	697,660	433,869	56,056	63,750	(46,315)	(440)
Realized gain distribution from the Portfolios	2,260,780	351,097	-	106,401	51,449	294
Net realized gain (loss) on investments	2,958,440	784,966	56,056	170,151	5,134	(146)

Net change in unrealized appreciation (depreciation) of investments	985,843	406,436	504,190	191,592	(313,206)	(4,671)
Net Realized and Unrealized Gain (Loss) on Investments	3,944,283	1,191,402	560,246	361,743	(308,072)	(4,817)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,763,343	$1,129,622	$526,808	$366,578	$(194,204)	$(5,111)

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Operations (Concluded)

For the year ended December 31, 2021

	ProFund VP Rising Rates Opportunity	ProFund VP Ultrabull
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$-	$-

Expenses:
Asset-based charges	1,416	54,728

Net Investment Income (Loss)	(1,416)	(54,728)

Net Realized and Unrealized Gain(Loss) on Investments:
Realized gain (loss) on investments	(4,521)	442,398
Realized gain distribution from the Portfolios	-	-
Net realized gain (loss) on investments	(4,521)	442,398

Net change in unrealized appreciation (depreciation) of investments	4,329	1,054,354
Net Realized and Unrealized Gain (Loss) on Investments	(192)	1,496,752

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,608)	$1,442,024

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets

For the year ended December 31, 2021

	1290 VT Equity Income*	1290 VT GAMCO Mergers & Acquisitions*	1290 VT GAMCO Small Company Value*	1290 VT Socially Responsible*	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(3,891)	$(10,552)	$(716,537)	$(19,139)	$(39,195)	$(27,076)
Net realized gain (loss) on investments	(60,758)	47,921	11,887,775	115,568	1,928,942	295,988
Net change in unrealized appreciation (depreciation) of investments	2,082,113	82,649	9,004,286	400,841	2,481,368	(107,288)

Net increase (decrease) in net assets resulting from operations	2,017,464	120,018	20,175,524	497,270	4,371,115	161,624

From Contractowners Transactions:
Payments received from Contractowners	83,481	350,401	480,973	4,007	570,224	7,951
Transfers between Variable Investment Options including guaranteed investment account, net	(182,940)	2,912	(1,061,836)	(14,321)	(361,169)	1,185
Redemptions for contract benefits and terminations	(717,403)	(125,234)	(8,386,404)	(145,151)	(1,695,676)	(176,129)
Contract maintenance charges	(548)	(51)	(24,841)	(127)	-	(206)

Net increase (decrease) in net assets resulting from contractowners transactions	(817,410)	228,028	(8,992,108)	(155,592)	(1,486,621)	(167,199)

Net Increase (Decrease) in Net Assets	1,200,054	348,046	11,183,416	341,678	2,884,494	(5,575)

Net Assets - Beginning of Year	8,512,211	1,165,757	88,533,308	1,802,968	17,083,602	1,499,374
Net Assets - End of Year	$9,712,265	$1,513,803	$99,716,724	$2,144,646	$19,968,096	$1,493,799

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year ended December 31, 2021

	EQ/Aggressive Allocation*	EQ/All Asset Growth Allocation*	EQ/Capital Group Research*	EQ/Conservative Allocation*	EQ/Conservative- Plus Allocation*	EQ/Core Bond Index*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$43,099	$2,284,802	$(348,362)	$1,959	$9,482	$(15,525)
Net realized gain (loss) on investments	133,285	13,556,655	1,832,527	59,546	60,687	155,945
Net change in unrealized appreciation (depreciation) of investments	41,752	(7,647,551)	3,175,295	(46,805)	(24,979)	(598,109)

Net increase (decrease) in net assets resulting from operations	218,136	8,193,906	4,659,460	14,700	45,190	(457,689)

From Contractowners Transactions:
Payments received from Contractowners	8,614	408,605	139,719	346,667	1,313	178,294
Transfers between Variable Investment Options including guaranteed investment account, net	44,066	(1,253,384)	(397,070)	(111,838)	258,669	(292,479)
Redemptions for contract benefits and terminations	(34,571)	(6,430,608)	(1,734,913)	(37,780)	(29,004)	(1,340,878)
Contract maintenance charges	(376)	(53,891)	(919)	(246)	(120)	(3,028)

Net increase (decrease) in net assets resulting from contractowners transactions	17,733	(7,329,278)	(1,993,183)	196,803	230,858	(1,458,091)

Net Increase (Decrease) in Net Assets	235,869	864,628	2,666,277	211,503	276,048	(1,915,780)

Net Assets - Beginning of Year	1,405,767	88,396,310	22,589,148	1,265,404	801,910	13,620,412
Net Assets - End of Year	$1,641,636	$89,260,938	$25,255,425	$1,476,907	$1,077,958	$11,704,632

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year ended December 31, 2021

	EQ/Core Plus Bond*	EQ/Global Equity Managed Volatility*	EQ/Intermediate Government Bond*	EQ/Janus Enterprise*	EQ/Large Cap Growth Managed Volatility*	EQ/Large Cap Value Index*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(10,357)	$(22,197)	$(50,386)	$(113,208)	$(119,270)	$(39,801)
Net realized gain (loss) on investments	27,724	534,702	86,125	988,668	2,754,687	967,459
Net change in unrealized appreciation (depreciation) of investments	(78,134)	(193,663)	(249,005)	146,674	(824,512)	969,666

Net increase (decrease) in net assets resulting from operations	(60,767)	318,842	(213,266)	1,022,134	1,810,905	1,897,324

From Contractowners Transactions:
Payments received from Contractowners	14,190	40,351	317,467	62,154	78,377	60,435
Transfers between Variable Investment Options including guaranteed investment account, net	(48,319)	12,571	(281,713)	(99,699)	(63,826)	(116,914)
Redemptions for contract benefits and terminations	(121,119)	(134,696)	(790,254)	(598,246)	(1,331,240)	(937,014)
Contract maintenance charges	(241)	(320)	(1,084)	(780)	-	(1,029)

Net increase (decrease) in net assets resulting from contractowners transactions	(155,489)	(82,094)	(755,584)	(636,571)	(1,316,689)	(994,522)

Net Increase (Decrease) in Net Assets	(216,256)	236,748	(968,850)	385,563	494,216	902,802

Net Assets - Beginning of Year	1,794,063	2,344,206	6,288,260	7,065,216	8,553,231	8,803,146
Net Assets - End of Year	$1,577,807	$2,580,954	$5,319,410	$7,450,779	$9,047,447	$9,705,948

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year ended December 31, 2021

	EQ/Large Cap Value Managed Volatility*	EQ/Loomis Sayles Growth*	EQ/MFS International Growth*	EQ/Mid Cap Index*	EQ/Mid Cap Value Managed Volatility*	EQ/Moderate Allocation*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(14,458)	$(923,802)	$(96,500)	$(95,335)	$(126,787)	$75,077
Net realized gain (loss) on investments	522,758	8,891,245	1,379,041	1,079,490	2,253,615	496,007
Net change in unrealized appreciation (depreciation) of investments	141,904	708,817	(576,190)	615,291	494,639	(103,808)

Net increase (decrease) in net assets resulting from operations	650,204	8,676,260	706,351	1,599,446	2,621,467	467,276

From Contractowners Transactions:
Payments received from Contractowners	7,552	640,807	34,196	22,622	110,946	28,251
Transfers between Variable Investment Options including guaranteed investment account, net	(449,287)	(552,290)	(66,334)	(72,239)	(227,654)	45,275
Redemptions for contract benefits and terminations	(163,792)	(5,361,267)	(965,153)	(686,704)	(1,795,819)	(1,030,119)
Contract maintenance charges	(857)	(2,318)	(2,448)	(1,080)	(1,056)	(751)

Net increase (decrease) in net assets resulting from contractowners transactions	(606,384)	(5,275,068)	(999,739)	(737,401)	(1,913,583)	(957,344)

Net Increase (Decrease) in Net Assets	43,820	3,401,192	(293,388)	862,045	707,884	(490,068)

Net Assets - Beginning of Year	3,044,212	61,368,795	9,107,636	7,519,882	10,897,318	7,031,785
Net Assets - End of Year	$3,088,032	$64,769,987	$8,814,248	$8,381,927	$11,605,202	$6,541,717

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year ended December 31, 2021

	EQ/Moderate-Plus Allocation*	EQ/Money Market*	EQ/Morgan Stanley Small Cap Growth*	EQ/PIMCO Ultra Short Bond*	EQ/Quality Bond PLUS*	EQ/Small Company Index*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$81,617	$(291,408)	$(256,170)	$(22,567)	$(19,012)	$(27,984)
Net realized gain (loss) on investments	308,957	35,180	8,123,489	(2,922)	17,642	394,964
Net change in unrealized appreciation (depreciation) of investments	3,868	3,265	(7,370,325)	(12,248)	(113,984)	(16,425)

Net increase (decrease) in net assets resulting from operations	394,442	(252,963)	496,994	(37,737)	(115,354)	350,555

From Contractowners Transactions:
Payments received from Contractowners	12,739	752,379	64,579	8,942	30,358	42,665
Transfers between Variable Investment Options including guaranteed investment account, net	141,993	2,771,170	(409,613)	(133,275)	39,728	(83,040)
Redemptions for contract benefits and terminations	(134,820)	(6,138,017)	(1,702,090)	(176,568)	(354,353)	(281,320)
Contract maintenance charges	(356)	(3,918)	(1,020)	(220)	(656)	(450)

Net increase (decrease) in net assets resulting from contractowners transactions	19,556	(2,618,386)	(2,048,144)	(301,121)	(284,923)	(322,145)

Net Increase (Decrease) in Net Assets	413,998	(2,871,349)	(1,551,150)	(338,858)	(400,277)	28,410

Net Assets - Beginning of Year	3,588,955	22,066,499	15,957,523	2,001,818	3,508,885	2,660,040
Net Assets - End of Year	$4,002,953	$19,195,150	$14,406,373	$1,662,960	$3,108,608	$2,688,450

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year ended December 31, 2021

	EQ/T.Rowe Price Growth Stock*	EQ/Value Equity*	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco V.I. Diversified Dividend Fund
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(790,636)	$(36,991)	$(279,191)	$339,058	$(59,121)	$1,967
Net realized gain (loss) on investments	9,427,382	908,369	3,752,414	124,870	434,339	18,381
Net change in unrealized appreciation (depreciation) of investments	(1,430,672)	(65,742)	1,475,456	1,138,622	1,217,473	86,523

Net increase (decrease) in net assets resulting from operations	7,206,074	805,636	4,948,679	1,602,550	1,592,691	106,871

From Contractowners Transactions:
Payments received from Contractowners	268,860	45,390	195,041	694,957	36,815	3,284
Transfers between Variable Investment Options including guaranteed investment account, net	(974,839)	(84,049)	(361,712)	(47,202)	(61,556)	1,795
Redemptions for contract benefits and terminations	(4,782,022)	(550,276)	(1,751,818)	(973,293)	(534,695)	(37,218)
Contract maintenance charges	(19,734)	(232)	-	(987)	(401)	(50)

Net increase (decrease) in net assets resulting from contractowners transactions	(5,507,735)	(589,167)	(1,918,489)	(326,525)	(559,837)	(32,189)

Net Increase (Decrease) in Net Assets	1,698,339	216,469	3,030,190	1,276,025	1,032,854	74,682

Net Assets - Beginning of Year	59,715,853	3,575,028	19,894,074	11,072,275	6,705,586	651,027
Net Assets - End of Year	$61,414,192	$3,791,497	$22,924,264	$12,348,300	$7,738,440	$725,709

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year ended December 31, 2021

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(3,854)	$(130,010)	$(26,518)	$(26,250)	$(29,637)	$(139,448)
Net realized gain (loss) on investments	117,980	917,264	228,131	200,417	755,965	1,867,432
Net change in unrealized appreciation (depreciation) of investments	(34,124)	275,126	(34,953)	(18,288)	1,085,677	182,344

Net increase (decrease) in net assets resulting from operations	80,002	1,062,380	166,660	155,879	1,812,005	1,910,328

From Contractowners Transactions:
Payments received from Contractowners	993	66,467	4,346	4,661	285,454	85,442
Transfers between Variable Investment Options including guaranteed investment account, net	(3,097)	(75,178)	(39)	25,145	(387,671)	(77,949)
Redemptions for contract benefits and terminations	(47,038)	(922,082)	(106,382)	(128,496)	(1,188,663)	(1,180,516)
Contract maintenance charges	(72)	(621)	(182)	(130)	-	-

Net increase (decrease) in net assets resulting from contractowners transactions	(49,214)	(931,414)	(102,257)	(98,820)	(1,290,880)	(1,173,023)

Net Increase (Decrease) in Net Assets	30,788	130,966	64,403	57,059	521,125	737,305

Net Assets - Beginning of Year	584,508	8,129,061	1,675,671	1,342,940	12,323,193	13,004,610
Net Assets - End of Year	$615,296	$8,260,027	$1,740,074	$1,399,999	$12,844,318	$13,741,915

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year ended December 31, 2021

	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)	ProFund VP Bear
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(180,940)	$(61,780)	$(33,438)	$4,835	$113,868	$(294)
Net realized gain (loss) on investments	2,958,440	784,966	56,056	170,151	5,134	(146)
Net change in unrealized appreciation (depreciation) of investments	985,843	406,436	504,190	191,592	(313,206)	(4,671)

Net increase (decrease) in net assets resulting from operations	3,763,343	1,129,622	526,808	366,578	(194,204)	(5,111)

From Contractowners Transactions:
Payments received from Contractowners	266,828	42,408	19,347	10,939	16,954	-
Transfers between Variable Investment Options including guaranteed investment account, net	65,251	(90,424)	(1,990)	16,129	26,815	8,806
Redemptions for contract benefits and terminations	(1,657,646)	(650,557)	(412,565)	(204,209)	(278,441)	(87)
Contract maintenance charges	(532)	-	(957)	(369)	(361)	(2)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,326,099)	(698,573)	(396,165)	(177,510)	(235,033)	8,717

Net Increase (Decrease) in Net Assets	2,437,244	431,049	130,643	189,068	(429,237)	3,606

Net Assets - Beginning of Year	18,291,272	7,081,840	4,698,819	3,072,385	3,513,247	15,968
Net Assets - End of Year	$20,728,516	$7,512,889	$4,829,462	$3,261,453	$3,084,010	$19,574

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Concluded)

For the year ended December 31, 2021

	ProFund VP Rising Rates Opportunity	ProFund VP Ultrabull
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(1,416)	$(54,728)
Net realized gain (loss) on investments	(4,521)	442,398
Net change in unrealized appreciation (depreciation) of investments	4,329	1,054,354

Net increase (decrease) in net assets resulting from operations	(1,608)	1,442,024

From Contractowners Transactions:
Payments received from Contractowners	240	33,658
Transfers between Variable Investment Options including guaranteed investment account, net	11,430	(1,456,694)
Redemptions for contract benefits and terminations	(1,980)	(177,966)
Contract maintenance charges	(42)	(158)

Net increase (decrease) in net assets resulting from contractowners transactions	9,648	(1,601,160)

Net Increase (Decrease) in Net Assets	8,040	(159,136)

Net Assets - Beginning of Year	67,244	2,639,450
Net Assets - End of Year	$75,284	$2,480,314

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets

For the year or period ended December 31, 2020

	1290 VT Equity Income*	1290 VT GAMCO Mergers & Acquisitions*	1290 VT GAMCO Small Company Value*	1290 VT Socially Responsible*	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$34,897	$(15,759)	$(474,653)	$(10,396)	$32,898	$(20,560)
Net realized gain (loss) on investments	(360,745)	(16,288)	4,409,149	129,253	1,852,768	192,888
Net change in unrealized appreciation (depreciation) of investments	(339,372)	(13,307)	1,826,405	155,747	488,265	217,349

Net increase (decrease) in net assets resulting from operations	(665,220)	(45,354)	5,760,901	274,604	2,373,931	389,677

From Contractowners Transactions:
Payments received from Contractowners	39,064	25,287	390,631	17,977	56,927	4,829
Transfers between Variable Investment Options including guaranteed investment account, net	(51,600)	(3,047)	(2,364,009)	(26,748)	368,369	(26,647)
Redemptions for contract benefits and terminations	(648,096)	(116,819)	(5,589,297)	(171,747)	(1,449,576)	(162,881)
Contract maintenance charges	(573)	(62)	(25,255)	(124)	-	(214)

Net increase (decrease) in net assets resulting from contractowners transactions	(661,205)	(94,641)	(7,587,930)	(180,642)	(1,024,280)	(184,913)

Net Increase (Decrease) in Net Assets	(1,326,425)	(139,995)	(1,827,029)	93,962	1,349,651	204,764

Net Assets - Beginning of Year	9,838,636	1,305,752	90,360,337	1,709,006	15,733,951	1,294,610
Net Assets - End of Year	$8,512,211	$1,165,757	$88,533,308	$1,802,968	$17,083,602	$1,499,374

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year or period ended December 31, 2020

	EQ/Aggressive Allocation*	EQ/All Asset Growth Allocation*	EQ/Capital Group Research*	EQ/Conservative Allocation*	EQ/Conservative- Plus Allocation*	EQ/Core Bond Index*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$16,969	$182,652	$(189,768)	$3,826	$4,676	$(8,816)
Net realized gain (loss) on investments	88,985	3,765,317	2,341,184	29,103	33,937	281,095
Net change in unrealized appreciation (depreciation) of investments	62,606	4,531,323	1,959,902	37,707	26,908	367,173

Net increase (decrease) in net assets resulting from operations	168,560	8,479,292	4,111,318	70,636	65,521	639,452

From Contractowners Transactions:
Payments received from Contractowners	22,714	459,260	115,755	4,180	91,500	455,386
Transfers between Variable Investment Options including guaranteed investment account, net	14,955	(2,675,266)	14,620,059	(80,186)	(225,330)	(554,636)
Redemptions for contract benefits and terminations	(43,602)	(6,097,454)	(1,379,429)	(63,601)	(105,895)	(1,384,617)
Contract maintenance charges	(360)	(59,400)	(678)	(251)	(154)	(4,005)

Net increase (decrease) in net assets resulting from contractowners transactions	(6,293)	(8,372,860)	13,355,707	(139,858)	(239,879)	(1,487,872)

Net Increase (Decrease) in Net Assets	162,267	106,432	17,467,025	(69,222)	(174,358)	(848,420)

Net Assets - Beginning of Year	1,243,500	88,289,878	5,122,123	1,334,626	976,268	14,468,832
Net Assets - End of Year	$1,405,767	$88,396,310	$22,589,148	$1,265,404	$801,910	$13,620,412

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year or period ended December 31, 2020

	EQ/Core Plus Bond*	EQ/Global Equity Managed Volatility*	EQ/Intermediate Government Bond*	EQ/Janus Enterprise*	EQ/Large Cap Growth Managed Volatility*	EQ/Large Cap Value Index*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$3,724	$(24,758)	$(36,237)	$(103,204)	$(96,464)	$18,033
Net realized gain (loss) on investments	75,425	205,023	95,058	890,353	1,575,843	427,193
Net change in unrealized appreciation (depreciation) of investments	127,760	65,905	118,770	160,641	548,174	(485,552)

Net increase (decrease) in net assets resulting from operations	206,909	246,170	177,591	947,790	2,027,553	(40,326)

From Contractowners Transactions:
Payments received from Contractowners	58,264	10,875	206,371	37,353	13,140	76,933
Transfers between Variable Investment Options including guaranteed investment account, net	(26,466)	(29,372)	(46,432)	(386,882)	(481,520)	(159,853)
Redemptions for contract benefits and terminations	(184,476)	(220,016)	(561,912)	(750,285)	(594,842)	(788,128)
Contract maintenance charges	(297)	(361)	(1,398)	(817)	-	(1,090)

Net increase (decrease) in net assets resulting from contractowners transactions	(152,975)	(238,874)	(403,371)	(1,100,631)	(1,063,222)	(872,138)

Net Increase (Decrease) in Net Assets	53,934	7,296	(225,780)	(152,841)	964,331	(912,464)

Net Assets - Beginning of Year	1,740,129	2,336,910	6,514,040	7,218,057	7,588,900	9,715,610
Net Assets - End of Year	$1,794,063	$2,344,206	$6,288,260	$7,065,216	$8,553,231	$8,803,146

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year or period ended December 31, 2020

	EQ/Large Cap Value Managed Volatility*	EQ/Loomis Sayles Growth*	EQ/MFS International Growth*	EQ/Mid Cap Index*	EQ/Mid Cap Value Managed Volatility*	EQ/Moderate Allocation*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$5,301	$(788,894)	$(71,098)	$(48,893)	$(50,076)	$50,080
Net realized gain (loss) on investments	228,510	7,762,860	1,022,242	531,789	838,534	348,805
Net change in unrealized appreciation (depreciation) of investments	(124,501)	7,371,718	154,446	172,989	(604,920)	221,836

Net increase (decrease) in net assets resulting from operations	109,310	14,345,684	1,105,590	655,885	183,538	620,721

From Contractowners Transactions:
Payments received from Contractowners	2,826	291,414	40,590	15,090	64,445	28,039
Transfers between Variable Investment Options including guaranteed investment account, net	(178,469)	(2,208,064)	(185,823)	(106,336)	(485,748)	25,764
Redemptions for contract benefits and terminations	(96,867)	(5,061,617)	(850,901)	(520,583)	(1,063,739)	(721,359)
Contract maintenance charges	(939)	(2,548)	(2,708)	(1,082)	(1,090)	(830)

Net increase (decrease) in net assets resulting from contractowners transactions	(273,449)	(6,980,815)	(998,842)	(612,911)	(1,486,132)	(668,386)

Net Increase (Decrease) in Net Assets	(164,139)	7,364,869	106,748	42,974	(1,302,594)	(47,665)

Net Assets - Beginning of Year	3,208,351	54,003,926	9,000,888	7,476,908	12,199,912	7,079,450
Net Assets - End of Year	$3,044,212	$61,368,795	$9,107,636	$7,519,882	$10,897,318	$7,031,785

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year or period ended December 31, 2020

	EQ/Moderate-Plus Allocation*	EQ/Money Market*	EQ/Morgan Stanley Small Cap Growth*	EQ/PIMCO Ultra Short Bond*	EQ/Quality Bond PLUS*	EQ/Small Company Index*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$34,133	$(251,714)	$(100,040)	$(19,325)	$(2,641)	$(11,851)
Net realized gain (loss) on investments	232,202	272	2,552,570	(5,083)	96,948	98,314
Net change in unrealized appreciation (depreciation) of investments	119,065	56	4,580,557	12,071	76,487	311,538

Net increase (decrease) in net assets resulting from operations	385,400	(251,386)	7,033,087	(12,337)	170,794	398,001

From Contractowners Transactions:
Payments received from Contractowners	11,255	806,612	32,084	12,956	29,340	11,818
Transfers between Variable Investment Options including guaranteed investment account, net	(127,861)	14,264,669	9,592,274	(73,896)	(103,095)	12,128
Redemptions for contract benefits and terminations	(243,763)	(11,020,988)	(699,441)	(393,336)	(367,983)	(175,524)
Contract maintenance charges	(387)	(4,475)	(481)	(286)	(979)	(455)

Net increase (decrease) in net assets resulting from contractowners transactions	(360,756)	4,045,818	8,924,436	(454,562)	(442,717)	(152,033)

Net Increase (Decrease) in Net Assets	24,644	3,794,432	15,957,523	(466,899)	(271,923)	245,968

Net Assets - Beginning of Year	3,564,311	18,272,067	-	2,468,717	3,780,808	2,414,072
Net Assets - End of Year	$3,588,955	$22,066,499	$15,957,523	$2,001,818	$3,508,885	$2,660,040

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year or period ended December 31, 2020

	EQ/T.Rowe Price Growth Stock*	EQ/Value Equity*	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco V.I. Diversified Dividend Fund
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(656,298)	$6,549	$(216,536)	$450,937	$(24,083)	$7,486
Net realized gain (loss) on investments	4,803,635	408,283	994,536	(1,300)	420,054	32,360
Net change in unrealized appreciation (depreciation) of investments	11,778,948	(418,063)	3,826,577	(654,592)	444,335	(56,113)

Net increase (decrease) in net assets resulting from operations	15,926,285	(3,231)	4,604,577	(204,955)	840,306	(16,267)

From Contractowners Transactions:
Payments received from Contractowners	245,778	25,256	77,501	134,204	41,945	3,391
Transfers between Variable Investment Options including guaranteed investment account, net	(1,324,567)	(34,659)	(721,502)	(318,693)	(259,103)	7,815
Redemptions for contract benefits and terminations	(3,404,374)	(443,286)	(1,645,211)	(1,019,827)	(443,708)	(76,420)
Contract maintenance charges	(21,015)	(256)	-	(1,147)	(423)	(52)

Net increase (decrease) in net assets resulting from contractowners transactions	(4,504,178)	(452,945)	(2,289,212)	(1,205,463)	(661,289)	(65,266)

Net Increase (Decrease) in Net Assets	11,422,107	(456,176)	2,315,365	(1,410,418)	179,017	(81,533)

Net Assets - Beginning of Year	48,293,746	4,031,204	17,578,709	12,482,693	6,526,569	732,560
Net Assets - End of Year	$59,715,853	$3,575,028	$19,894,074	$11,072,275	$6,705,586	$651,027

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year or period ended December 31, 2020

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund*	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(1,290)	$(77,259)	$(22,916)	$(20,471)	$121,850	$(142,440)
Net realized gain (loss) on investments	8,548	591,011	100,350	154,273	590,633	1,657,362
Net change in unrealized appreciation (depreciation) of investments	48,738	1,178,372	109,097	269,021	598,431	341,826

Net increase (decrease) in net assets resulting from operations	55,996	1,692,124	186,531	402,823	1,310,914	1,856,748

From Contractowners Transactions:
Payments received from Contractowners	9,981	31,925	8,331	8,299	203,721	86,784
Transfers between Variable Investment Options including guaranteed investment account, net	(2,050)	(206,149)	(6,596)	63,390	(982,049)	(684,877)
Redemptions for contract benefits and terminations	(47,124)	(754,285)	(190,881)	(108,810)	(654,214)	(1,328,325)
Contract maintenance charges	(77)	(641)	(214)	(136)	-

Net increase (decrease) in net assets resulting from contractowners transactions	(39,270)	(929,150)	(189,360)	(37,257)	(1,432,542)	(1,926,418)

Net Increase (Decrease) in Net Assets	16,726	762,974	(2,829)	365,566	(121,628)	(69,670)

Net Assets - Beginning of Year	567,782	7,366,087	1,678,500	977,374	12,444,821	13,074,280
Net Assets - End of Year	$584,508	$8,129,061	$1,675,671	$1,342,940	$12,323,193	$13,004,610

* Fund name changed from Invesco Oppenheimer V.I. Global Fund to Invesco V.I. Global Fund.

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Continued)

For the year or period ended December 31, 2020

	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)	ProFund VP Bear
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(113,203)	$(33,202)	$(20,098)	$29,284	$31,767	$(414)
Net realized gain (loss) on investments	1,701,211	589,981	(118,505)	214,604	(102,644)	(20,739)
Net change in unrealized appreciation (depreciation) of investments	3,592,892	532,668	676,423	(125,462)	347,857	(254)

Net increase (decrease) in net assets resulting from operations	5,180,900	1,089,447	537,820	118,426	276,980	(21,407)

From Contractowners Transactions:
Payments received from Contractowners	90,537	72,141	24,132	17,937	17,778	-
Transfers between Variable Investment Options including guaranteed investment account, net	(447,705)	(159,849)	(56,963)	(21,271)	(210,330)	19,129
Redemptions for contract benefits and terminations	(1,479,954)	(446,658)	(348,916)	(597,116)	(303,006)	(249)
Contract maintenance charges	(555)	-	(986)	(466)	(429)	(3)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,837,677)	(534,366)	(382,733)	(600,916)	(495,987)	18,877

Net Increase (Decrease) in Net Assets	3,343,223	555,081	155,087	(482,490)	(219,007)	(2,530)

Net Assets - Beginning of Year	14,948,049	6,526,759	4,543,732	3,554,875	3,732,254	18,498
Net Assets - End of Year	$18,291,272	$7,081,840	$4,698,819	$3,072,385	$3,513,247	$15,968

The accompanying notes are an integral part of these financial statements.

Equitable America Variable Account A

Statement of Changes in Net Assets (Concluded)

For the year or period ended December 31, 2020

	ProFund VP Rising Rates Opportunity	ProFund VP Ultrabull
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(732)	$(17,727)
Net realized gain (loss) on investments	(5,590)	1,247,698
Net change in unrealized appreciation (depreciation) of investments	(18,571)	(783,903)

Net increase (decrease) in net assets resulting from operations	(24,893)	446,068

From Contractowners Transactions:
Payments received from Contractowners	1,640	3,621
Transfers between Variable Investment Options including guaranteed investment account, net	1,469	750,027
Redemptions for contract benefits and terminations	(1,745)	(363,468)
Contract maintenance charges	(11)	(146)

Net increase (decrease) in net assets resulting from contractowners transactions	1,353	390,034

Net Increase (Decrease) in Net Assets	(23,540)	836,102

Net Assets - Beginning of Year	90,784	1,803,348
Net Assets - End of Year	$67,244	$2,639,450

The accompanying notes are an integral part of these financial statements.

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements

December 31, 2021

1. Organization

Equitable America Variable Account A (the “Account” was established by Equitable Financial Life Insurance Company of America (“Equitable Financial”) on March 27, 1987. Equitable Financial is an Arizona stock life insurance company. On October 1, 2013, Equitable Financial entered into a reinsurance agreement with Protective Life Insurance Company (“Protective Life”) to reinsure an in-force book of life insurance and annuity policies written primarily prior to 2004.

The Account is registered with the United States Securities and Exchange Commission (“SEC”) and operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

The Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), BNY Mellon Stock Index Fund, Inc., EQ Advisors Trust (“EQAT”), EQ Premier VIP Trust (“VIP”), Fidelity® Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust, PIMCO Variable Insurance Trust, and ProFunds (collectively, “the Trusts”). The Trusts are registered with the SEC under the 1940 Act as open-end, investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the following Variable Investment Options (“Portfolios”):

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	EQ Advisors Trust* (continued)
Invesco V.I. Diversified Dividend Fund	EQ/Aggressive Allocation
Invesco V.I. Global Core Equity Fund	EQ/Conservative Allocation
Invesco V.I. Global Fund	EQ/Conservative-Plus Allocation
Invesco V.I. Health Care Fund	EQ/Core Plus Bond
Invesco V.I. Technology Fund	EQ/Moderate Allocation
EQ/Moderate-Plus Allocation
BNY Mellon Investment Adviser, Inc.	EQ/Money Market
BNY Mellon Stock Index Fund, Inc.
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

EQ Advisors Trust*
1290 VT Equity Income	Franklin Templeton Variable Insurance Products Trust
1290 VT GAMCO Mergers and Acquisitions	Franklin Income VIP Fund
1290 VT GAMCO Small Company Value	Franklin Rising Dividends VIP Fund
1290 VT Socially Responsible
EQ/AB Small Cap Growth	Janus Aspen Series
EQ/All Asset Growth Allocation	Janus Henderson Balanced Portfolio
EQ/Capital Group Research	Janus Henderson Enterprise Portfolio
EQ/Core Bond Index	Janus Henderson Forty Portfolio
EQ/Global Equity Managed Volatility	Janus Henderson Global Research Portfolio
EQ/Intermediate Government Bond	Janus Henderson Overseas Portfolio
EQ/Janus Enterprise
EQ/Large Cap Growth Managed Volatility	MFS® Variable Insurance Trust
EQ/Large Cap Value Index	MFS® Utilities Series
EQ/Large Cap Value Managed Volatility
EQ/Loomis Sayles Growth	PIMCO Variable Insurance Trust
EQ/Mid Cap Index	PIMCO Global Bond Opportunities Portfolio (Unhedged)
EQ/MFS International Growth
EQ/Mid Cap Value Managed Volatility	ProFunds
EQ/Morgan Stanley Small Cap Growth (2)	ProFund VP Bear
EQ/PIMCO Ultra Short Bond	ProFund VP Rising Rates Opportunity
EQ/Quality Bond PLUS	ProFund VP UltraBull
EQ/Small Company Index
EQ/T. Rowe Price Growth Stock
EQ/Value Equity (1)

(1) Formerly known as EQ/Blackrock Basic Value Equity
(2) For the period from June 12, 2020 (date of commencement) through December 31, 2021

* An affiliate of Equitable Financial that provides advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

The Account holds assets that are segregated from all of Equitable Financial’s other assets and, at present, is used to support Flexible Payment Variable Annuity Policies, which include MONYMaster, MONY Value Master, MONY Custom Master and MONY Variable Annuity (collectively, the “Variable Annuity Policies”). These policies are issued by Equitable Financial, which is a wholly-owned subsidiary of Equitable Holdings, Inc.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished or segregated from those of Equitable Financial. The assets of the Account are the property of Equitable Financial. However, the portion of the Account’s assets attributable to the Variable Annuity Policies will not be charged with liabilities arising out of other business Equitable Financial may conduct.

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

The amount retained by Equitable Financial in the Account arises primarily from (1) contributions from Equitable Financial, (2) mortality and expense charges, administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account’s investment results applicable to those assets in the Account in excess of the net assets, attributable to accumulation of units. Amounts retained by Equitable Financial are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by Equitable Financial in the Account may be transferred at any time by Equitable Financial to its General Account (“General Account”).

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and notes of the Portfolios of the Trusts, which are distributed by Equitable Financial to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, Equitable Financial may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve estimates of future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, management expects the risk of material loss to be remote.

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Portfolios, and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts using the fair value of the underlying assets of each Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested at the ex-dividend date. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions representing the net realized gains on investments transactions.

Due to and Due From:

Receivable/payable for policy-related transactions represents amount due to/from Equitable Financial’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represents unsettled trades.

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

Contract Payments and Transfers:

Payments received from Contractowners represent Contractowner contributions under the Variable Annuity Policies (but exclude amounts allocated to the guaranteed interest account with market value adjustment, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes.

Transfers between Variable Investment Options including the guaranteed interest account with market value adjustment, net, are amounts that Contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. Equitable Financial is required by state insurance law to set aside additional assets in Equitable Financial’s General Account to provide for other policy benefits. Equitable Financial’s General Account assets support Equitable Financial’s insurance and annuity obligations and are subject to Equitable Financial’s general liabilities for business operations and to creditor rights.

Redemptions for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the Variable Annuity Policies. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Variable Annuity Policies.

Federal Income Taxes:

The results of the operations of the Account are included in the federal income tax return of Equitable Financial. Under the provisions of the contracts, Equitable Financial has the right to charge the Account for federal income tax attributable to the Account. No charge has been made against the Account for such tax during the year ended December 31, 2021. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

3. Fair Value Disclosures

The Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets in active markets

b)	Quoted prices for identical or similar assets in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Account determines the fair values of certain financial assets based on quoted market prices.

All of the investments in each Variable Investment Option of the Account are classified as Level 1 in the fair value hierarchy as of December 31, 2021 and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

4. Purchase and Sales of Portfolios

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2021 were as follows:

	Purchases	Sales
1290 VT Equity Income	$296,260	$1,116,620
1290 VT GAMCO Mergers & Acquisitions	403,107	144,731
1290 VT GAMCO Small Company Value	8,315,175	11,294,228
1290 VT Socially Responsible	35,225	185,459
BNY Mellon Stock Index Fund, Inc.	1,724,490	2,431,158

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

	Purchases	Sales
EQ/AB Small Cap Growth	$338,596	$290,531
EQ/Aggressive Allocation	242,990	59,779
EQ/All Asset Growth Allocation	15,687,219	8,868,057
EQ/Capital Group Research	1,346,486	2,495,795
EQ/Conservative Allocation	446,524	193,940
EQ/Conservative-Plus Allocation	342,067	43,545
EQ/Core Bond Index	682,940	2,095,355
EQ/Core Plus Bond	78,755	228,669
EQ/Global Equity Managed Volatility	560,600	213,059
EQ/Intermediate Government Bond	490,799	1,260,646
EQ/Janus Enterprise	837,038	831,970
EQ/Large Cap Growth Managed Volatility	2,211,505	1,541,298
EQ/Large Cap Value Index	732,501	1,280,949
EQ/Large Cap Value Managed Volatility	348,849	655,873
EQ/Loomis Sayles Growth Portfolio	6,841,164	6,865,645
EQ/MFS International Growth	1,173,245	1,202,863
EQ/Mid Cap Index	790,593	962,814
EQ/Mid Cap Value Managed Volatility	1,549,116	2,260,544
EQ/Moderate Allocation	703,501	1,200,126
EQ/Moderate-Plus Allocation	580,753	193,578
EQ/Money Market	11,112,642	14,088,365
EQ/Morgan Stanley Small Cap Growth	7,332,941	2,443,210
EQ/PIMCO Ultra Short Bond	89,855	413,544
EQ/Quality Bond PLUS	229,437	511,412
EQ/Small Company Index	341,242	421,399
EQ/T. Row e Price Growth Stock	5,588,639	6,618,891
EQ/Value Equity	764,951	734,821
Fidelity® VIP Contrafund® Portfolio	2,841,500	2,381,699
Franklin Income VIP Fund	1,319,831	1,307,291
Franklin Rising Dividends VIP Fund	338,414	725,212
Invesco V.I. Diversified Dividend Fund	27,427	54,917
Invesco V.I. Global Core Equity Fund	104,934	61,029
Invesco V.I. Global Fund	545,499	1,178,784
Invesco V.I. Health Care Fund	195,731	144,849
Invesco V.I. Technology Fund	166,310	161,958

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

	Purchases	Sales
Janus Henderson Balanced Portfolio	$634,037	$1,883,698
Janus Henderson Enterprise Portfolio	1,353,725	1,546,579
Janus Henderson Forty Portfolio	2,696,113	1,946,364
Janus Henderson Global Research Portfolio	463,918	875,929
Janus Henderson Overseas Portfolio	97,060	526,655
MFS® Utilities Series	204,498	270,773
PIMCO Global Bond Opportunities Portfolio (Unhedged)	317,150	386,866
ProFund VP Bear	9,103	385
ProFund VP Rising Rates Opportunity	12,444	4,212
ProFund VP UltraBull	750,897	2,406,784

The units purchased and redeemed for the year ended December 31, 2021 were as follows:

	Share Class+	Issued	Redeemed	Net Change
1290 VT Equity Income	A	-	227	(227)
1290 VT Equity Income	B	5,940	35,648	(29,708)
1290 VT GAMCO Mergers & Acquisitions	B	18,947	6,814	12,133
1290 VT GAMCO Small Company Value	B	9,272	88,967	(79,695)
1290 VT Socially Responsible	A	152	6,411	(6,259)
1290 VT Socially Responsible	B	12	93	(81)
BNY Mellon Stock Index Fund, Inc.	INITIAL	20,074	65,193	(45,119)
EQ/AB Small Cap Growth	A	2,525	6,660	(4,135)
EQ/Aggressive Allocation	B	2,977	2,010	967
EQ/All Asset Growth Allocation	B	11,940	163,866	(151,926)
EQ/Capital Group Research	A	4,759	61,589	(56,830)
EQ/Conservative Allocation	B	28,411	13,442	14,969
EQ/Conservative-Plus Allocation	B	17,762	2,061	15,701
EQ/Core Bond Index	A	36,458	147,290	(110,832)
EQ/Core Plus Bond	A	3,199	13,669	(10,470)
EQ/Global Equity Managed Volatility	A	1,797	3,547	(1,750)
EQ/Intermediate Government Bond	A	33,561	89,685	(56,124)
EQ/Janus Enterprise	A	2,929	20,906	(17,977)
EQ/Large Cap Growth Managed Volatility	B	2,955	35,730	(32,775)
EQ/Large Cap Value Index	A	4,761	39,575	(34,814)
EQ/Large Cap Value Managed Volatility	A	391	9,565	(9,174)
EQ/Loomis Sayles Growth Portfolio	B	16,807	137,334	(120,527)
EQ/MFS International Growth	B	3,392	36,403	(33,011)
EQ/Mid Cap Index	A	2,279	22,634	(20,355)
EQ/Mid Cap Value Managed Volatility	A	5,942	66,382	(60,440)
EQ/Moderate Allocation	B	10,698	75,086	(64,388)
EQ/Moderate-Plus Allocation	B	8,951	8,475	476
EQ/Money Market	A	1,187,959	1,469,677	(281,718)

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

	Share Class+	Issued	Redeemed	Net Change
EQ/Morgan Stanley Small Cap Growth	B	6,435	99,125	(92,690)
EQ/PIMCO Ultra Short Bond	B	8,253	34,279	(26,026)
EQ/Quality Bond PLUS	B	11,627	24,503	(12,876)
EQ/Small Company Index	A	1,217	6,544	(5,327)
EQ/T. Row e Price Growth Stock	B	4,968	60,901	(55,933)
EQ/Value Equity	B	3,465	27,830	(24,365)
Fidelity® VIP Contrafund® Portfolio	SERVICE	3,872	41,994	(38,122)
Franklin Income VIP Fund	CLASS 2	30,043	42,405	(12,362)
Franklin Rising Dividends VIP Fund	CLASS 2	1,267	14,005	(12,738)
Invesco V.I. Diversified Dividend Fund	SERIES I	811	3,342	(2,531)
Invesco V.I. Global Core Equity Fund	SERIES I	138	2,704	(2,566)
Invesco V.I. Global Fund	SERVICE	2,470	19,388	(16,918)
Invesco V.I. Health Care Fund	SERIES I	438	3,488	(3,050)
Invesco V.I. Technology Fund	SERIES I	1,055	3,764	(2,709)
Janus Henderson Balanced Portfolio	INSTITUTIONAL	11,495	45,321	(33,826)
Janus Henderson Enterprise Portfolio	INSTITUTIONAL	4,851	32,613	(27,762)
Janus Henderson Forty Portfolio	INSTITUTIONAL	4,400	21,793	(17,393)
Janus Henderson Forty Portfolio	SERVICE	1,023	5,233	(4,210)
Janus Henderson Global Research Portfolio	INSTITUTIONAL	3,676	34,021	(30,345)
Janus Henderson Overseas Portfolio	SERVICE	1,802	16,302	(14,500)
MFS® Utilities Series	INITIAL	918	4,394	(3,476)
PIMCO Global Bond Opportunities Portfolio (Unhedged)	ADMINISTRATIVE	5,555	17,852	(12,297)
ProFund VP Bear	COMMON	12,053	137	11,916
ProFund VP Rising Rates Opportunity	COMMON	9,636	2,266	7,370
ProFund VP UltraBull	COMMON	10,655	27,296	(16,641)

5. Expenses and Related Party Transactions

Investment Manager and Advisors:

The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B and Class IB are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with Equitable Distributors, LLC (“Equitable Distributors”) a wholly-owned subsidiary of Equitable Financial and an affiliate of Equitable Investment Management Group, LLC (“EIMG”). The Distribution Plans provide that Equitable Distributors will be entitled to receive a maximum 12b-1 fee as described above.

EIMG, a wholly-owned subsidiary of Equitable Financial serves as investment adviser of the Portfolios of EQAT and VIP. EIMG either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. EIMG receives management fees for services performed in its capacity as investment adviser of the Portfolios of EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. Equitable Investment Management, LLC (“EIM”), an affiliate of Equitable Financial, serves as administrator of the Portfolios of EQAT and VIP. As the administrator, EIM either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. EIM receives administrative fees for services performed in its capacity as administrator of the Portfolios of EQAT and VIP. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.00% to a high of 1.25% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

Equitable Financial, Equitable Advisors, LLC (“Equitable Advisors”) or Equitable Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options’ investment in the Portfolios. These fees and payments range from 0.12% to 0.60% of the unaffiliated Portfolios’ average daily net assets. Equitable Advisors or Equitable Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers’ respective Portfolios.

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/Large Cap Value Index, EQ/Mid Cap Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value Managed Volatility and EQ/Quality Bond PLUS. AllianceBernstein is a limited partnership which is indirectly majority-owned by Equitable Holdings, Inc.

Contract Distribution and Principal Underwriter:

Equitable Advisors and Equitable Distributors are distributors and principal underwriters of the Variable Annuity Policies and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority (“FINRA”).

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

The Variable Annuity Policies are sold by financial professionals who are registered representatives of Equitable Advisors and licensed insurance agents of Equitable Network, LLC (“Equitable Network”), or its subsidiaries (affiliates of Equitable Financial). Equitable Network receives commissions under its General Sales Agreement with Equitable Financial and its Networking Agreement with Equitable Advisors. Equitable Advisors receives service related payments under its Supervisory and Distribution Agreement with Equitable Financial. The financial professionals are compensated on a commission basis by Equitable Network. The Variable Annuity Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with Equitable Financial) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with Equitable Distributors. The licensed insurance agents who sell Equitable Financial policies for these companies are appointed agents of Equitable Financial, and are registered representatives of the broker-dealers under contracts with Equitable Distributors. Equitable Financial serves as the transfer agent for EQAT and VIP.

6. Reorganizations

In June 2020, pursuant to the Plan of Reorganization and Termination as approved by contractholders, certain Portfolios (each, a “Surviving Portfolio”, and collectively, the “Surviving Portfolios”) acquired the net assets of other Portfolios (each, a “Removed Portfolio”, and collectively, the “Removed Portfolios”). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios were replaced with the Variable Investment Options that invest in the Surviving Portfolios.

	Removed Portfolio	Surviving Portfolio
June 5, 2020	EQ/UBS Growth & Income	EQ/Capital Group Research

Shares Class	CLASS IB	CLASS IA
Shares	1,800,580	762,089
Net Asset Value	$8.83	$27.19
Net Assets Before Merger	$15,899,121	$4,822,069
Net Assets After Merger	$-	$20,721,190
Unrealized Gain	$1,440,896

	Removed Portfolio	Surviving Portfolio
June 12, 2020	CharterSM Small Cap Growth	EQ/Morgan Stanley Small Cap Growth

Shares Class	CLASS B	CLASS IB
Shares	727,489	850,516
Net Asset Value	$13.55	$11.59
Net Assets Before Merger	$9,857,476	$-
Net Assets After Merger	$-	$9,857,476
Unrealized Gain	$2,004,014

There were no reorganizations within the Variable Investment Options of the Account during the year ended December 31, 2021.

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

7. Contractowner Charges and Asset-based Charges

Policy premiums received from Equitable Financial by the Account represent gross policy premiums recorded by Equitable Financial less deductions retained as compensation for certain sales distribution expenses and any premium taxes. Net policy premiums are included in “Payments received from Contractowners” in the Statement of Changes in Net Assets.

The charges below are the current annual charges deducted from the net unit value of the Variable Investment Options, or from the total amount under the policy in each Variable Investment Option (“fund value”) as a redemption of units. Higher charges may be permitted under the terms of the various policies. All charges are reflected as part of “Contractowners Transactions” in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as “Asset-based Charges” in the Statement of Operations.

Mortality & Expense Risk Charge: This charge is deducted daily from the net unit value of the Variable Investment Options, and ranges from a low of 1.20% to a high of 2.85%.

Annual Contract Charge: This charge is deducted daily from the fund value, and ranges from a low of $0 to a high of $30.

Transfer Charge: Equitable Financial does not currently assess this charge, but reserves the right to impose a transfer charge for each transfer instructed by the Contractowner. This charge would be deducted from the fund value.

Surrender Charge: This charge is deducted from fund value and is imposed when a full or partial surrender is requested during the period specified in the Variable Annuity Policy. The amount of the charge varies, and is determined by multiplying the surrender charge percentage for the policy year by the amount of fund value, based on a grading schedule.

8. Financial Highlights

The Variable Annuity Policies have unique combinations of features and fees that are charged against the Contractowner’s account balance. Differences in the fee structures result in a variety of unit values, expenses ratios and total returns.

The ranges for total return ratios and unit values correspond to the product groupings that produced the lowest and highest expenses ratios. Due to the timing of the introduction of new products into the Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

		Unit Outstanding
	Share Class+	2021	2020	2019	2018	2017
1290 VT Equity Income	A	9,239	9,467	9,473	9,478	9,484
1290 VT Equity Income	B	322,998	352,705	384,086	435,075	488,601
1290 VT GAMCO Mergers & Acquisitions	B	82,008	69,876	76,145	101,178	105,806
1290 VT GAMCO Small Company Value	B	770,581	850,275	949,304	1,069,926	1,199,897
1290 VT Socially Responsible	A	56,355	62,614	70,071	75,318	81,101
1290 VT Socially Responsible	B	17,493	17,575	19,764	20,037	21,014
BNY Mellon Stock Index Fund, Inc.	INITIAL	537,734	582,854	624,973	680,738	749,776
EQ/AB Small Cap Growth	A	38,034	42,169	48,820	53,920	63,823

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

		Unit Outstanding
	Share Class+	2021	2020	2019	2018	2017
EQ/Aggressive Allocation	B	83,907	82,940	83,612	86,634	100,416
EQ/All Asset Growth Allocation	B	1,545,845	1,697,769	1,887,853	2,088,747	2,324,866
EQ/Capital Group Research	A	666,410	723,239	185,564	200,630	218,034
EQ/Conservative Allocation	B	114,253	99,283	110,625	162,538	164,402
EQ/Conservative-Plus Allocation	B	72,181	56,481	74,762	88,941	223,997
EQ/Core Bond Index	A	911,015	1,021,845	1,135,915	1,264,337	1,434,731
EQ/Core Plus Bond	A	115,264	125,733	137,663	148,598	170,834
EQ/Global Equity Managed Volatility	A	52,497	54,247	60,727	69,797	79,053
EQ/Intermediate Government Bond	A	430,296	486,419	515,013	575,677	628,341
EQ/Janus Enterprise	A	235,092	253,069	293,407	335,733	358,353
EQ/Large Cap Growth Managed Volatility	B	204,769	237,543	274,448	301,279	330,312
EQ/Large Cap Value Index	A	321,214	356,028	394,534	432,294	477,747
EQ/Large Cap Value Managed Volatility	A	53,610	62,782	67,924	79,824	88,669
EQ/Loomis Sayles Growth Portfolio	B	1,413,419	1,533,945	1,741,629	1,974,195	2,184,716
EQ/MFS International Growth	B	283,326	316,337	353,918	381,326	417,458
EQ/Mid Cap Index	A	216,774	237,130	261,266	303,928	343,585
EQ/Mid Cap Value Managed Volatility	A	345,164	405,606	467,997	517,024	566,714
EQ/Moderate Allocation	B	420,528	484,917	534,809	543,364	550,790
EQ/Moderate-Plus Allocation	B	225,643	225,168	251,758	261,149	264,945
EQ/Money Market	A	2,043,880	2,325,597	1,904,377	2,083,937	1,528,916
EQ/Morgan Stanley Small Cap Growth	B	762,762	855,438	-	-	-
EQ/PIMCO Ultra Short Bond	B	150,671	176,697	216,605	243,910	276,953
EQ/Quality Bond PLUS	B	174,117	186,993	207,304	236,392	261,721
EQ/Small Company Index	A	51,145	56,475	60,202	64,876	78,529
EQ/T. Rowe Price Growth Stock	B	634,828	690,761	759,505	848,277	940,645
EQ/Value Equity	B	144,745	169.11	192,623	221,213	265,095
Fidelity® VIP Contrafund® Portfolio	SERVICE	408,069	446,191	507,289	571,362	645,461
Franklin Income VIP Fund	CLASS 2	444,834	457,195	509,509	580,190	624,927
Franklin Rising Dividends VIP Fund	CLASS 2	161,795	174,533	192,900	211,320	225,643
Invesco V.I. Diversified Dividend Fund	SERIES I	51,094	53,626	59,309	67,454	92,895
Invesco V.I. Global Core Equity Fund	SERIES I	30,143	32,709	35,629	42,689	50,319
Invesco V.I. Global Fund	SERVICE	147,083	164,000	186,380	218,732	249,184
Invesco V.I. Health Care Fund	SERIES I	47,030	50,082	56,319	60,468	78,301
Invesco V.I. Technology Fund	SERIES I	36,316	39,024	40,555	43,162	57,508
Janus Henderson Balanced Portfolio	INSTITUTIONAL	309,281	343,107	390,772	445,995	487,929
Janus Henderson Enterprise Portfolio	INSTITUTIONAL	305,434	333,195	394,848	438,336	484,331
Janus Henderson Forty Portfolio	INSTITUTIONAL	252,359	269,752	301,755	330,066	353,391
Janus Henderson Forty Portfolio	SERVICE	59,535	63,744	72,402	80,089	102,378
Janus Henderson Global Research Portfolio	INSTITUTIONAL	307,644	337,989	368,890	401,212	435,364
Janus Henderson Overseas Portfolio	SERVICE	168,195	182,695	201,438	226,208	251,534
MFS® Utilities Series	INITIAL	57,718	61,194	73,641	84,730	104,513
PIMCO Global Bond Opportunities Portfolio (Unhedged)	ADMINISTRATIVE	161,244	173,540	200,094	208,688	231,654
ProFund VP Bear	COMMON	30,500	18,586	15,838	14,973	20,229
ProFund VP Rising Rates Opportunity	COMMON	68,535	61,166	59,531	121,260	92,281
ProFund VP UltraBull	COMMON	29,020	45,663	38,386	47,632	59,170

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

		Unit Value
	Share Class+	2021		2020		2019		2018		2017
		Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	A	$25.17	$25.17	$20.16	$20.16	$21.39	$21.39	$17.43	$17.43	$19.99	$19.99
1290 VT Equity Income	B	27.30	32.58	22.21	26.09	21.02	31.28	19.81	22.54	23.07	25.83
1290 VT GAMCO Mergers & Acquisitions	B	15.38	19.19	14.14	17.43	14.66	18.03	13.82	16.66	14.88	17.73
1290 VT GAMCO Small Company Value	B	50.72	67.55	41.69	54.63	39.15	256.30	32.64	41.42	39.76	49.67
1290 VT Socially Responsible	A	27.01	27.01	21.01	21.01	17.75	17.75	13.81	13.81	14.64	14.64
1290 VT Socially Responsible	B	31.37	37.84	24.64	29.39	21.03	24.80	16.53	19.27	17.70	20.39
BNY Mellon Stock Index Fund, Inc.	INITIAL	37.13	37.13	29.31	29.31	25.18	25.18	19.45	19.45	20.68	20.68
EQ/AB Small Cap Growth	A	35.94	42.47	38.19	38.07	24.52	28.86	23.23	22.42	25.93	24.64
EQ/Aggressive Allocation	B	17.14	20.27	14.98	17.51	13.29	15.35	10.93	12.48	12.26	13.84
EQ/All Asset Growth Allocation	B	17.64	21.04	16.28	19.19	14.84	91.29	12.76	14.70	14.13	16.10
EQ/Capital Group Research	A	41.66	56.25	34.81	46.26	23.83	37.98	22.48	28.92	24.29	30.76
EQ/Conservative Allocation	B	11.30	13.37	11.27	13.17	10.75	12.42	10.07	11.51	10.48	11.83
EQ/Conservative-Plus Allocation	B	12.94	15.30	12.42	14.51	11.56	13.35	10.43	11.91	11.08	12.51
EQ/Core Bond Index	A	8.94	14.54	9.39	15.03	9.11	14.34	8.81	13.65	9.04	13.79
EQ/Core Plus Bond	A	10.18	15.75	10.65	16.22	9.53	14.29	9.17	13.53	9.48	13.76
EQ/Global Equity Managed Volatility	A	47.04	53.34	41.74	46.58	35.59	51.51	30.84	33.33	36.11	38.41
EQ/Intermediate Government Bond	A	8.64	12.26	9.08	12.67	8.95	17.50	8.84	11.95	9.02	11.99
EQ/Janus Enterprise	A	34.10	30.31	30.01	26.25	18.74	36.65	19.58	16.58	20.50	17.09
EQ/Large Cap Growth Managed Volatility	B	44.18	44.18	36.01	36.01	27.65	27.65	20.96	20.96	21.89	21.89
EQ/Large Cap Value Index	A	27.60	33.27	22.84	27.10	21.34	31.81	18.81	21.62	21.24	24.01
EQ/Large Cap Value Managed Volatility	A	19.96	23.93	16.37	19.40	15.86	109.61	12.94	14.99	14.71	16.84
EQ/Loomis Sayles Growth Portfolio	B	43.51	49.40	38.52	43.03	26.60	38.56	23.69	25.63	25.12	26.74
EQ/MFS International Growth	B	25.71	36.63	23.82	33.90	20.93	29.76	16.67	23.68	18.65	26.46
EQ/Mid Cap Index	A	34.53	43.26	28.67	35.34	25.83	36.11	21.43	25.59	24.96	29.33
EQ/Mid Cap Value Managed Volatility	A	29.12	35.49	23.51	28.20	23.03	27.19	18.71	21.74	22.20	25.37
EQ/Moderate Allocation	B	13.51	15.97	12.76	14.91	11.74	13.56	10.40	11.88	11.18	12.63
EQ/Moderate-Plus Allocation	B	15.50	18.33	14.08	16.46	12.64	14.60	10.78	12.32	11.85	13.38
EQ/Money Market	A	7.50	9.73	7.69	9.83	7.90	9.93	8.00	9.90	8.13	9.89
EQ/Morgan Stanley Small Cap Growth	B	18.60	18.96	18.55	18.69	-	-	-	-	-	-
EQ/PIMCO Ultra Short Bond	B	8.14	11.98	8.41	12.18	8.55	12.20	8.58	12.04	8.74	12.07
EQ/Quality Bond PLUS	B	16.02	24.18	16.59	25.01	15.87	23.90	15.23	22.91	15.42	23.17
EQ/Small Company Index	A	38.97	50.51	34.83	44.43	29.91	148.00	24.57	30.35	28.49	34.64
EQ/T. Row e Price Growth Stock	B	42.77	195.98	38.09	174.34	28.27	129.27	21.86	99.85	22.52	102.77
EQ/Value Equity	B	21.67	27.89	17.78	22.52	17.78	22.16	14.81	18.17	16.46	19.99
Fidelity® VIP Contrafund® Portfolio	SERVICE	56.18	56.18	44.59	44.59	34.65	34.65	26.72	26.72	28.96	28.96
Franklin Income VIP Fund	CLASS 2	22.66	30.88	19.96	26.77	20.39	26.90	18.07	23.46	19.42	24.81
Franklin Rising Dividends VIP Fund	CLASS 2	38.91	53.12	31.56	42.40	27.99	37.00	22.27	28.98	24.13	30.90
Invesco V.I. Diversified Dividend Fund	SERIES I	12.83	15.03	11.05	12.79	11.30	14.84	9.25	10.46	10.24	11.46
Invesco V.I. Global Core Equity Fund	SERIES I	17.61	21.98	15.55	19.18	14.06	20.44	11.49	13.86	13.90	16.56
Invesco V.I. Global Fund	SERVICE	44.65	61.05	39.87	53.65	31.70	42.64	25.19	32.83	29.92	38.37
Invesco V.I. Health Care Fund	SERIES I	32.89	41.68	29.99	37.57	26.82	33.22	20.72	25.37	22.77	25.45
Invesco V.I. Technology Fund	SERIES I	37.16	41.82	33.25	36.99	23.30	25.62	17.55	19.08	18.06	19.40
Janus Henderson Balanced Portfolio	INSTITUTIONAL	41.53	41.53	35.92	35.92	31.85	31.85	26.33	26.33	26.51	26.51
Janus Henderson Enterprise Portfolio	INSTITUTIONAL	44.99	44.99	39.03	39.03	33.11	33.11	24.77	24.77	25.22	25.22
Janus Henderson Forty Portfolio	INSTITUTIONAL	64.34	64.34	53.06	53.06	38.58	38.58	28.51	28.51	28.34	28.34
Janus Henderson Forty Portfolio	SERVICE	67.94	80.02	56.99	66.06	41.24	52.18	31.67	35.56	31.80	35.38
Janus Henderson Global Research Portfolio	INSTITUTIONAL	24.42	24.42	20.96	20.96	17.69	17.69	13.90	13.90	15.13	15.13
Janus Henderson Overseas Portfolio	SERVICE	30.13	30.13	27.35	26.92	20.54	30.89	19.68	18.75	23.85	22.37
MFS® Utilities Series	INITIAL	45.88	62.88	41.17	55.78	39.80	64.61	32.58	43.13	33.01	43.20
PIMCO Global Bond Opportunities Portfolio (Unhedged)	ADMINISTRATIVE	12.15	20.82	13.03	21.98	12.17	20.20	11.79	19.27	12.66	20.36
ProFund VP Bear	COMMON	0.52	0.65	0.71	0.87	0.98	1.20	1.30	1.55	1.28	1.51
ProFund VP Rising Rates Opportunity	COMMON	1.00	1.24	0.90	1.26	1.26	1.74	1.57	2.13	1.53	2.07
ProFund VP UltraBull	COMMON	73.64	91.28	47.88	58.42	41.10	54.72	26.39	31.18	32.12	37.34

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

	Net Assets (000’s)
	2021	2020	2019	2018	2017
1290 VT Equity Income	$9,712	$8,512	$9,839	$9,098	$11,727
1290 VT GAMCO Mergers & Acquisitions	1,514	1,166	1,306	1,616	1,811
1290 VT GAMCO Small Company Value	99,717	88,533	90,360	83,292	113,202
1290 VT Socially Responsible	2,145	1,803	1,709	1,408	1,597
BNY Mellon Stock Index Fund, Inc.	19,968	17,084	15,734	13,242	15,502
EQ/AB Small Cap Growth	1,494	1,499	1,295	1,143	1,498
EQ/Aggressive Allocation	1,642	1,406	1,244	1,050	1,357
EQ/All Asset Growth Allocation	89,261	88,396	88,290	83,127	102,757
EQ/Capital Group Research	25,255	22,589	5,122	4,261	4,942
EQ/Conservative Allocation	1,477	1,265	1,335	1,830	1,907
EQ/Conservative-Plus Allocation	1,078	802	976	1,042	2,777
EQ/Core Bond Index	11,705	13,620	14,469	15,396	17,677
EQ/Core Plus Bond	1,578	1,794	1,740	1,797	2,125
EQ/Global Equity Managed Volatility	2,581	2,344	2,337	2,188	2,877
EQ/Intermediate Government Bond	5,319	6,288	6,514	7,122	7,816
EQ/Janus Enterprise	7,451	7,065	7,218	6,125	6,666
EQ/Large Cap Growth Managed Volatility	9,047	8,553	7,589	6,314	7,232
EQ/Large Cap Value Index	9,706	8,803	9,716	8,631	10,654
EQ/Large Cap Value Managed Volatility	3,088	3,044	3,208	2,759	3,556
EQ/Loomis Sayles Growth Portfolio	64,770	61,369	54,004	47,267	54,687
EQ/MFS International Growth	8,814	9,108	9,001	7,696	9,373
EQ/Mid Cap Index	8,382	7,520	7,477	7,068	9,229
EQ/Mid Cap Value Managed Volatility	11,605	10,897	12,200	10,828	13,915
EQ/Moderate Allocation	6,542	7,032	7,079	6,308	6,803
EQ/Moderate-Plus Allocation	4,003	3,589	3,564	3,126	3,451
EQ/Money Market	19,195	22,066	18,272	19,769	14,624
EQ/Morgan Stanley Small Cap Growth	14,406	15,958	-	-	-
EQ/PIMCO Ultra Short Bond	1,663	2,002	2,469	2,747	3,145
EQ/Quality Bond PLUS	3,109	3,509	3,781	4,114	4,653
EQ/Small Company Index	2,688	2,660	2,414	2,095	3,013
EQ/T. Row e Price Growth Stock	61,414	59,716	48,294	41,418	47,029
EQ/Value Equity	3,791	3,575	4,031	3,796	5,015
Fidelity® VIP Contrafund® Portfolio	22,924	19,894	17,579	15,265	18,693
Franklin Income VIP Fund	12,348	11,072	12,483	12,474	14,303
Franklin Rising Dividends VIP Fund	7,738	6,706	6,527	5,625	6,437
Invesco V.I. Diversified Dividend Fund	726	651	733	681	1,014
Invesco V.I. Global Core Equity Fund	615	585	568	551	779
Invesco V.I. Global Fund	8,260	8,129	7,366	6,667	8,902
Invesco V.I. Health Care Fund	1,740	1,676	1,678	1,387	1,814
Invesco V.I. Technology Fund	1,400	1,343	977	781	1,059
Janus Henderson Balanced Portfolio	12,844	12,323	12,445	11,744	12,935
Janus Henderson Enterprise Portfolio	13,742	13,005	13,074	10,858	12,212
Janus Henderson Forty Portfolio	20,729	18,291	14,948	12,128	13,506
Janus Henderson Global Research Portfolio	7,513	7,082	6,527	5,576	6,585
Janus Henderson Overseas Portfolio	4,829	4,699	4,544	4,101	5,470
MFS® Utilities Series	3,261	3,072	3,555	3,323	4,132
PIMCO Global Bond Opportunities Portfolio (Unhedged)	3,084	3,513	3,732	3,721	4,379
ProFund VP Bear	20	16	18	23	30
ProFund VP Rising Rates Opportunity	75	67	91	233	172
ProFund VP UltraBull	2,480	2,639	1,803	1,426	2,174

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

	Income Ratio *
	2021	2020	2019	2018	2017
1290 VT Equity Income	1.52%	1.69%	2.27%	2.02%	1.59%
1290 VT GAMCO Mergers & Acquisitions	0.74	0.16	3.74	1.47	0.16
1290 VT GAMCO Small Company Value	0.64	0.62	0.59	0.56	0.57
1290 VT Socially Responsible	0.45	0.71	0.93	0.97	1.01
BNY Mellon Stock Index Fund, Inc.	1.14	1.46	1.74	1.72	1.69
EQ/AB Small Cap Growth	-	0.07	0.16	0.12	0.26
EQ/Aggressive Allocation	4.29	2.57	1.60	1.54	1.45
EQ/All Asset Growth Allocation	3.88	1.39	1.68	1.76	1.44
EQ/Capital Group Research	-	0.16	0.58	0.60	0.77
EQ/Conservative Allocation	1.54	1.69	1.45	1.56	1.08
EQ/Conservative-Plus Allocation	2.40	1.74	1.51	0.87	1.15
EQ/Core Bond Index	1.34	1.41	1.84	1.79	1.52
EQ/Core Plus Bond	1.29	2.03	2.04	2.10	1.51
EQ/Global Equity Managed Volatility	0.91	0.57	1.31	1.04	1.08
EQ/Intermediate Government Bond	0.64	0.95	1.50	1.23	0.79
EQ/Janus Enterprise	0.10	-	0.02	-	-
EQ/Large Cap Growth Managed Volatility	-	0.07	0.44	0.52	0.50
EQ/Large Cap Value Index	1.26	1.63	2.22	2.03	1.72
EQ/Large Cap Value Managed Volatility	0.91	1.41	1.96	2.48	1.51
EQ/Loomis Sayles Growth Portfolio	-	-	0.03	0.09	0.17
EQ/MFS International Growth	0.23	0.40	1.26	0.88	0.80
EQ/Mid Cap Index	0.63	0.85	1.08	1.09	0.88
EQ/Mid Cap Value Managed Volatility	0.55	0.96	1.38	1.26	1.02
EQ/Moderate Allocation	2.49	2.04	1.66	1.62	1.19
EQ/Moderate-Plus Allocation	3.59	2.26	1.60	1.67	1.34
EQ/Money Market	-	0.20	1.61	1.25	0.40
EQ/Morgan Stanley Small Cap Growth	-	-	-	-	-
EQ/PIMCO Ultra Short Bond	0.38	0.68	2.16	1.88	1.21
EQ/Quality Bond PLUS	0.74	1.26	1.51	1.63	1.14
EQ/Small Company Index	0.64	0.87	1.13	0.93	1.02
EQ/T. Rowe Price Growth Stock	-	-	-	-	-
EQ/Value Equity	0.67	1.56	1.87	1.59	1.34
Fidelity® VIP Contrafund® Portfolio	0.05	0.14	0.37	0.63	0.90
Franklin Income VIP Fund	4.60	5.38	5.46	4.90	4.16
Franklin Rising Dividends VIP Fund	0.85	1.18	1.26	1.29	1.51
Invesco V.I. Diversified Dividend Fund	2.19	2.73	2.94	2.16	1.65
Invesco V.I. Global Core Equity Fund	0.97	1.21	1.42	1.07	1.18
Invesco V.I. Global Fund	-	0.40	0.65	0.80	0.72
Invesco V.I. Health Care Fund	0.20	0.30	0.04	-	0.38
Invesco V.I. Technology Fund	-	-	-	-	-
Janus Henderson Balanced Portfolio	0.89	1.68	1.91	2.23	1.60
Janus Henderson Enterprise Portfolio	0.32	0.06	0.21	0.26	0.25
Janus Henderson Forty Portfolio	-	0.24	0.13	-	-
Janus Henderson Global Research Portfolio	0.53	0.66	1.02	1.19	0.82
Janus Henderson Overseas Portfolio	1.06	1.04	1.81	1.73	1.61
MFS® Utilities Series	1.72	2.38	3.88	1.04	4.41
PIMCO Global Bond Portfolio Opportunities (Unhedged)	5.05	2.39	2.53	6.37	1.95
ProFund VP Bear	-	0.43	0.09	-	-
ProFund VP Rising Rates Opportunity	-	0.65	0.11	-	-
ProFund VP UltraBull	-	0.81	0.28	-	-

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

		Expense Ratio **
	Share Class+	2021		2020		2019		2018		2017
		Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	A	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
1290 VT Equity Income	B	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
1290 VT GAMCO Mergers & Acquisitions	B	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
1290 VT GAMCO Small Company Value	B	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
1290 VT Socially Responsible	A	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
1290 VT Socially Responsible	B	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
BNY Mellon Stock Index Fund, Inc.	INITIAL	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
EQ/AB Small Cap Growth	A	1.20	2.35	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Aggressive Allocation	B	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
EQ/All Asset Growth Allocation	B	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
EQ/Capital Group Research	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Conservative Allocation	B	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
EQ/Conservative-Plus Allocation	B	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
EQ/Core Bond Index	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Core Plus Bond	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Global Equity Managed Volatility	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Intermediate Government Bond	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Janus Enterprise	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Large Cap Growth Managed Volatility	B	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
EQ/Large Cap Value Index	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Large Cap Value Managed Volatility	A	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
EQ/Loomis Sayles Growth Portfolio	B	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/MFS International Growth	B	1.25	1.35	1.25	1.35	1.25	1.35	1.25	1.35	1.25	1.35
EQ/Mid Cap Index	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Mid Cap Value Managed Volatility	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Moderate Allocation	B	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
EQ/Moderate-Plus Allocation	B	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
EQ/Money Market	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Morgan Stanley Small Cap Growth	B	1.20	2.35	1.20	2.35	-	-	-	-	-	-
EQ/PIMCO Ultra Short Bond	B	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/Quality Bond PLUS	B	1.25	1.35	1.25	1.35	1.25	1.35	1.25	1.35	1.25	1.35
EQ/Small Company Index	A	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
EQ/T. Rowe Price Growth Stock	B	1.25	1.35	1.25	1.35	1.25	1.35	1.25	1.35	1.25	1.35
EQ/Value Equity	B	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.85	1.20	2.85
Fidelity® VIP Contrafund® Portfolio	SERVICE	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
Franklin Income VIP Fund	CLASS 2	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
Franklin Rising Dividends VIP Fund	CLASS 2	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
Invesco V.I. Diversified Dividend Fund	SERIES I	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
Invesco V.I. Global Core Equity Fund	SERIES I	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
Invesco V.I. Global Fund	SERVICE	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
Invesco V.I. Health Care Fund	SERIES I	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.85	1.20	2.85
Invesco V.I. Technology Fund	SERIES I	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
Janus Henderson Balanced Portfolio	INSTITUTIONAL	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
Janus Henderson Enterprise Portfolio	INSTITUTIONAL	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
Janus Henderson Forty Portfolio	INSTITUTIONAL	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
Janus Henderson Forty Portfolio	SERVICE	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.85	1.20	2.85
Janus Henderson Global Research Portfolio	INSTITUTIONAL	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
Janus Henderson Overseas Portfolio	SERVICE	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
MFS® Utilities Series	INITIAL	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
PIMCO Global Bond Opportunities Portfolio (Unhedged)	ADMINISTRATIVE	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80
ProFund VP Bear	COMMON	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35	1.20	2.35
ProFund VP Rising Rates Opportunity	COMMON	1.20	2.35	1.20	2.80	1.20	2.80	1.20	2.85	1.20	2.85
ProFund VP UltraBull	COMMON	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80	1.20	2.80

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

		Total Return ***
	Share Class+	2021		2020		2019		2018		2017
		Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	A	24.82%	24.82%	(5.72%)	(5.72%)	22.67%	22.67%	(12.79%)	(12.79%)	14.41%	14.41%
1290 VT Equity Income	B	22.90%	24.88%	(7.18%)	(5.68%)	20.79%	22.73%	(14.14%)	(12.75%)	12.65%	14.47%
1290 VT GAMCO Mergers & Acquisitions	B	8.80%	10.06%	(3.59%)	(2.47%)	6.10%	7.33%	(7.13%)	(6.05%)	3.72%	4.92%
1290 VT GAMCO Small Company Value	B	21.68%	23.64%	6.49%	8.20%	19.95%	21.88%	(17.93%)	(16.59%)	12.90%	14.72%
1290 VT Socially Responsible	A	28.57%	28.57%	18.35%	18.35%	28.52%	28.52%	(5.66%)	(5.66%)	18.79%	18.79%
1290 VT Socially Responsible	B	27.29%	28.76%	17.17%	18.53%	27.24%	28.71%	(6.60%)	(5.52%)	17.62%	18.97%
BNY Mellon Stock Index Fund, Inc.	INITIAL	26.69%	26.69%	16.43%	16.43%	29.42%	29.42%	(5.92%)	(5.92%)	19.91%	19.91%
EQ/AB Small Cap Growth	A	10.30%	11.57%	32.31%	34.44%	24.27%	26.28%	(10.44%)	(8.98%)	19.29%	21.21%
EQ/Aggressive Allocation	B	14.46%	15.78%	12.72%	14.02%	21.60%	23.00%	(10.85%)	(9.81%)	16.34%	17.68%
EQ/All Asset Growth Allocation	B	8.35%	9.60%	9.68%	10.95%	16.33%	17.67%	(9.72%)	(8.67%)	13.21%	14.52%
EQ/Capital Group Research	A	19.67%	21.60%	19.87%	21.80%	29.21%	31.30%	(7.48%)	(5.98%)	21.99%	23.95%
EQ/Conservative Allocation	B	0.32%	1.48%	4.82%	6.04%	6.70%	7.93%	(3.86%)	(2.74%)	2.52%	3.70%
EQ/Conservative-Plus Allocation	B	4.25%	5.46%	7.43%	8.68%	10.85%	12.13%	(5.90%)	(4.80%)	6.30%	7.53%
EQ/Core Bond Index	A	(4.80%)	(3.26%)	3.14%	4.80%	3.33%	5.00%	(2.54%)	(0.96%)	(1.33%)	0.26%
EQ/Core Plus Bond	A	(4.40%)	(2.86%)	11.69%	13.49%	3.96%	5.64%	(3.27%)	(1.70%)	(0.63%)	1.02%
EQ/Global Equity Managed Volatility	A	12.69%	14.51%	11.12%	12.92%	21.81%	23.78%	(14.60%)	(13.21%)	22.61%	24.58%
EQ/Intermediate Government Bond	A	(4.83%)	(3.30%)	1.42%	3.06%	1.29%	2.93%	(1.97%)	(0.38%)	(2.42%)	(0.85%)
EQ/Janus Enterprise	A	13.61%	15.45%	15.54%	17.40%	32.69%	34.83%	(4.52%)	(2.97%)	24.38%	26.38%
EQ/Large Cap Growth Managed Volatility	B	22.71%	22.71%	30.24%	30.24%	31.92%	31.92%	(4.28%)	(4.28%)	27.49%	27.49%
EQ/Large Cap Value Index	A	20.85%	22.80%	(0.61%)	0.99%	22.16%	24.13%	(11.42%)	(9.98%)	9.89%	11.66%
EQ/Large Cap Value Managed Volatility	A	21.93%	23.34%	3.23%	4.42%	22.53%	23.94%	(12.03%)	(11.01%)	11.22%	12.50%
EQ/Loomis Sayles Growth Portfolio	B	12.97%	14.79%	27.31%	29.36%	27.71%	29.77%	(5.68%)	(4.15%)	30.89%	32.99%
EQ/MFS International Growth	B	7.96%	8.06%	13.80%	13.91%	25.54%	25.66%	(10.59%)	(10.50%)	30.29%	30.42%
EQ/Mid Cap Index	A	20.46%	22.41%	9.74%	11.51%	21.92%	23.88%	(14.15%)	(12.75%)	12.30%	14.11%
EQ/Mid Cap Value Managed Volatility	A	23.89%	25.88%	2.07%	3.71%	23.09%	25.08%	(15.70%)	(14.34%)	9.23%	10.99%
EQ/Moderate Allocation	B	5.90%	7.12%	8.68%	9.83%	12.85%	14.16%	(6.99%)	(5.91%)	8.47%	9.72%
EQ/Moderate-Plus Allocation	B	10.06%	11.33%	11.45%	12.74%	17.21%	18.56%	(9.01%)	(7.95%)	12.23%	13.53%
EQ/Money Market	A	(2.58%)	(1.01%)	(2.56%)	(0.99%)	(1.29%)	0.30%	(1.54%)	(0.06%)	(2.37%)	(0.80%)
EQ/Morgan Stanley Small Cap Growth	B	0.29%	1.45%	72.76%	74.36%	-	-	-	-	-	-
EQ/PIMCO Ultra Short Bond	B	(3.20%)	(1.64%)	(1.68%)	(0.09%)	(0.28%)	1.33%	(1.84%)	(0.25%)	(0.92%)	0.68%
EQ/Quality Bond PLUS	B	(3.43%)	(3.33%)	4.55%	4.66%	4.22%	4.32%	(1.23%)	(1.13%)	0.04%	0.14%
EQ/Small Company Index	A	11.88%	13.69%	16.43%	18.30%	21.76%	23.72%	(13.77%)	(12.37%)	10.87%	12.65%
EQ/T. Rowe Price Growth Stock	B	12.30%	12.41%	34.72%	34.86%	29.34%	29.47%	(2.94%)	(2.85%)	31.59%	31.72%
EQ/Value Equity	B	21.91%	23.88%	(0.02%)	1.59%	20.03%	21.96%	(10.57%)	(9.12%)	5.08%	6.82%
Fidelity® VIP Contrafund® Portfolio	SERVICE	26.00%	26.00%	28.68%	28.68%	29.69%	29.69%	(7.75%)	(7.75%)	20.13%	20.13%
Franklin Income VIP Fund	CLASS 2	13.53%	15.36%	(2.09%)	(0.51%)	12.85%	14.67%	(6.96%)	(5.45%)	6.65%	8.37%
Franklin Rising Dividends VIP Fund	CLASS 2	23.29%	25.28%	12.77%	14.59%	25.66%	27.69%	(7.71%)	(6.21%)	17.24%	19.12%
Invesco V.I. Diversified Dividend Fund	SERIES I	16.13%	17.48%	(2.18%)	(1.05%)	22.19%	23.60%	(9.73%)	(8.68%)	6.06%	7.28%
Invesco V.I. Global Core Equity Fund	SERIES I	13.28%	14.59%	10.60%	11.88%	22.29%	23.70%	(17.30%)	(16.33%)	20.06%	21.44%

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

December 31, 2021

		Total Return ***
	Share Class+	2021		2020		2019		2018		2017
		Low	High	Low	High	Low	High	Low	High	Low	High

Invesco V.I. Global Fund	SERVICE	11.99%	13.80%	23.82%	25.82%	27.83%	29.89%	(15.80%)	(14.43%)	32.57%	34.70%
Invesco V.I. Health Care Fund	SERIES I	9.69%	10.96%	11.80%	13.09%	29.43%	30.92%	(1.45%)	(0.31%)	12.58%	14.45%
Invesco V.I. Technology Fund	SERIES I	11.75%	13.05%	42.73%	44.37%	32.72%	34.26%	(2.78%)	(1.65%)	32.00%	33.53%
Janus Henderson Balanced Portfolio	INSTITUTIONAL	15.62%	15.62%	12.78%	12.78%	20.95%	20.95%	(0.68%)	(0.68%)	16.85%	16.85%
Janus Henderson Enterprise Portfolio	INSTITUTIONAL	15.26%	15.26%	17.87%	17.87%	33.67%	33.67%	(1.76%)	(1.76%)	25.72%	25.72%
Janus Henderson Forty Portfolio	INSTITUTIONAL	21.25%	21.25%	37.53%	37.53%	35.32%	35.32%	0.61%	0.61%	28.57%	28.57%
Janus Henderson Forty Portfolio	SERVICE	19.22%	21.14%	35.20%	37.38%	33.07%	35.22%	(1.11%)	(0.50%)	26.36%	28.45%
Janus Henderson Global Research Portfolio	INSTITUTIONAL	16.51%	16.51%	18.45%	18.45%	27.31%	27.31%	(8.12%)	(8.12%)	25.33%	25.33%
Janus Henderson Overseas Portfolio	SERVICE	10.16%	11.94%	12.82%	14.64%	23.21%	25.20%	(17.49%)	(16.15%)	27.21%	29.25%
MFS® Utilities Series	INITIAL	11.44%	12.73%	3.44%	4.64%	22.16%	23.58%	(1.30%)	(0.15%)	12.17%	13.47%
PIMCO Global Bond Opportunities Portfolio (Unhedged)	ADMINISTRATIVE	(6.80%)	(5.30%)	7.07%	8.80%	3.20%	4.86%	(6.85%)	(5.34%)	5.64%	7.33%
ProFund VP Bear	COMMON	(26.38%)	(25.53%)	(27.37%)	(26.50%)	(24.74%)	(23.87%)	1.62%	2.81%	(19.87%)	(18.94%)
ProFund VP Rising Rates Opportunity	COMMON	(2.39%)	(1.26%)	(28.73%)	(27.57%)	(19.70%)	(18.40%)	1.27%	2.91%	(14.38%)	(12.95%)
ProFund VP UltraBull	COMMON	53.78%	56.26%	16.52%	18.40%	55.75%	58.26%	(17.85%)	(16.52%)	37.14%	39.34%

* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges and Contractowner charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invests.

** This ratio represents the annual contract expenses consisting of mortality and risk expenses, for each period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

*** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. The effective date of the Variable Investment Options is indicated by a date notation, as applicable. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

+ Share class reflects the shares of the portfolio that the Variable Investment Options invest in.

EQUITABLE AMERICA VARIABLE ACCOUNT A

Notes to Financial Statements (concluded)

December 31, 2021

9. COVID-19 Impact

Throughout 2020 and 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and additional risks to Equitable Financial’s business. As of December 31, 2021, COVID-19 related impacts to Equitable Financial, including adverse mortality experience, have been not material. However, because of the continued uncertainty as to future events around the pandemic, the extent and nature of the full financial impact cannot reasonably be estimated at this time. Management will continue to monitor developments, and its impact on the fair value of the Portfolios in which the Variable Investment Options invest.

10. Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2021 through the date on which the financial statements were issued. It has been determined that there are no subsequent transactions or events that require adjustment or disclosure in the financial statements.

INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

Equitable Financial Life Insurance Company of America

Opinion on the Financial Statements

We have audited the financial statements, including the related notes and financial statement schedules, of Equitable Financial Life Insurance Company of America (the “Company”) as listed in the accompanying index (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Amortization and Valuation of Deferred Policy Acquisition Costs (“DAC”) and Amortization of Unearned Revenue Reserves (“URR”) related to Variable and Interest Sensitive Life Products

As described in Note 2 to the financial statements, DAC represents acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business that are deferred, and Future policy benefits and other policyholders’ liabilities includes URR, which represents policy charges for services to be provided in future periods that are deferred. A significant portion of the $637 million of DAC and $470 million of future policy benefits and other policyholders’ liabilities as of December 31, 2021, is associated with the variable and interest sensitive life products. DAC and URR associated with Universal Life and investment-type products are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The DAC amortization and valuation estimates and the URR amortization estimates for these products are determined using models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread.

The principal considerations for our determination that performing procedures relating to the amortization and valuation of DAC and amortization of URR related to variable and interest sensitive life products is a critical audit matter are (i) the significant judgment by management when determining the amortization and valuation estimates, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the relevant models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the amortization and valuation of DAC and the amortization of URR related to variable and interest sensitive life products, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the amortization and valuation estimates of DAC and amortization estimates of URR, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 4, 2022

We have served as the Company’s auditor since at least 1998. We have not been able to determine the specific year we began serving as auditor of the Company.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Balance Sheets

December 31, 2021 and 2020

	2021	2020
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $2,444 and $2,197) (allowance for credit losses of $0 and $0 )	$2,572	$2,445
Mortgage loans on real estate (net of allowance for credit losses of $0 and $0)	17	17
Policy loans	238	229
Other equity investments	23	—
Other invested assets	19	82

Total investments	2,869	2,773
Cash and cash equivalents	127	161
Deferred policy acquisition costs	637	477
Amounts due from reinsurers (allowance for credit losses of $0 and $0)	1,136	1,186
Current and deferred income taxes	15	27
Other assets	57	81
Separate Accounts assets	3,394	2,601

Total Assets	$8,235	$7,306

LIABILITIES
Policyholders’ account balances	$3,504	$3,306
Future policy benefits and other policyholders’ liabilities	470	415
Amounts due to reinsurers	117	126
Other liabilities	42	72
Separate Accounts liabilities	3,394	2,601

Total Liabilities	$7,527	$6,520

Commitments and contingent liabilities (Note 13)

EQUITY
Common stock, $1.00 par value; 2,500,000 shares authorized, issued and outstanding	$3	$3
Additional paid-in capital	679	692
Retained earnings	(60)	(47)
Accumulated other comprehensive income (loss)	86	138

Total Equity	708	786

Total Liabilities and Equity	$8,235	$7,306

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Income (Loss)

Years Ended December 31, 2021, 2020, and 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
REVENUES
Policy charges and fee income	$275	$261	$245
Premiums	157	106	67
Net derivative gains (losses)	(1)	(16)	4
Net investment income (loss)	90	83	71
Investment gains (losses), net	4	1	—
Other income	10	8	9

Total revenues	535	443	396

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	239	184	107
Interest credited to policyholders’ account balances	82	90	84
Compensation and benefits	35	35	22
Commissions	76	58	50
Amortization of deferred policy acquisition costs	25	31	92
Other operating costs and expenses	96	83	99

Total benefits and other deductions	553	481	454

Income (loss) from continuing operations, before income taxes	(18)	(38)	(58)
Income tax (expense) benefit	5	29	13

Net income (loss)	$(13)	$(9)	$(45)

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Comprehensive Income (Loss)

Years Ended December 31, 2021, 2020, and 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(13)	$(9)	$(45)

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments(1)	(52)	90	60

Other comprehensive income (loss), net of income taxes	(52)	90	60

Comprehensive income (loss)	$(65)	$81	$15

(1)	See Note 12 of the Notes to these Financial Statements for details of change in unrealized gains (losses), net of adjustments.

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Equity

Years Ended December 31, 2021, 2020, and 2019

	Year Ended December 31,
	Equity
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Equity
	(in millions)
January 1, 2021	$3	$692	$(47)	$138	$786
Net income (loss)	—	—	(13)	—	(13)
Capital contribution from parent	—	50	—	—	50
Other comprehensive income (loss)	—	—	—	(52)	(52)
Dividend of AB Units to parent	—	(61)	—	—	(61)
Other	—	(2)	—	—	(2)

December 31, 2021	$3	$679	$(60)	$86	$708

January 1, 2020	$3	$403	$(38)	$48	$416
Net income (loss)	—	—	(9)	—	(9)
Capital contribution from parent	—	285	—	—	285
Other comprehensive income (loss)	—	—	—	90	90
Other	—	4	—	—	4

December 31, 2020	$3	$692	$(47)	$138	$786

January 1, 2019	3	333	7	(12)	331
Net income (loss)	—	—	(45)	—	(45)
Capital contribution from parent	—	70	—	—	70
Other comprehensive income (loss)	—	—	—	60	60

December 31, 2019	$3	$403	$(38)	$48	$416

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Cash Flows

Years Ended December 31, 2021, 2020, and 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Cash flows from operating activities:
Net income (loss)	$(13)	$(9)	$(45)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	82	90	84
Policy charges and fee income	(275)	(261)	(245)
Net derivative (gains) losses	1	16	(4)
Dividend from AB Units	5	8	7
Equity in (income) loss from AB	(3)	(8)	(7)
Investment (gains) losses, net	(4)	(1)	—
Non-cash long-term incentive compensation expense	(2)	4	—
Amortization of deferred cost of reinsurance asset	—	1	2
Amortization and depreciation	30	35	99
Changes in:
Reinsurance recoverable	19	19	(96)
Capitalization of deferred policy acquisition costs	(122)	(95)	(108)
Future policy benefits	20	34	(20)
Current and deferred income taxes	25	(28)	(13)
Other, net	(13)	(10)	5

Net cash provided by (used in) operating activities	$(250)	$(205)	$(341)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$381	$200	$121
Other	2	—	2
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(647)	(620)	(407)
Cash settlements related to derivative instruments, net	74	35	87
Other, net	(9)	(21)	23

Net cash provided by (used in) investing activities	$(199)	$(406)	$(174)

Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$776	$712	$599
Withdrawals	(364)	(357)	(118)
Transfer (to) from Separate Accounts	(45)	34	11
Change in collateralized pledged liabilities	—	(11)	3
Cash contribution from parent company	50	285	70
Other, net	(2)	4	(2)

Net cash provided by (used in) financing activities	$415	$667	$563

Change in cash and cash equivalents	(34)	56	48
Cash and cash equivalents, beginning of year	161	105	57

Cash and cash equivalents, end of year	$127	$161	$105

Supplemental cash flow information:
Income taxes (refunded) paid	$(31)	$(1)	$(1)

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Notes to Financial Statements

1)	ORGANIZATION

Equitable America’s primary business is providing annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Holdings. Equitable America is a stock life insurance company organized under the laws of Arizona.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The preparation of the accompanying financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Financial results in the historical financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented.

The years “2021”, “2020” and “2019” refer to the years ended December 31, 2021, 2020 and 2019, respectively.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2016-13: Financial Instruments — Credit Losses (Topic 326), as clarified and amended by ASU 2018-19: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments and ASU 2019-05: Financial Instruments — Credit Losses (Topic 326) Targeted Transition Relief, ASU 2019-11: Codification Improvements to Topic 326, Financial Instruments-Credit Losses

ASU 2016-13 contains new guidance which introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for AFS debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination.

ASU 2019-05 provides entities that have instruments within the scope of Subtopic 326-20 an option to irrevocably elect the fair value option on an instrument-by-instrument basis upon adoption of Topic 326.

ASU 2018-19, ASU 2019-04 and ASU 2019-11 clarified the codification guidance and did not materially change the standard.

On January 1, 2020, the Company adopted the new standard and completed implementation of its updated CECL models, processes and controls related to the identified financial assets that fall within the scope of the new standard. Upon adoption, the Company recorded an immaterial adjustment to reduce the opening retained earnings balance. The adjustment is primarily attributable to an increase in the allowance for credit losses associated with the Company’s commercial mortgage loan portfolios and reinsurance.

Results for reporting periods beginning after January 1, 2020 are presented under ASU 2016-13 while prior period amounts continue to be reported in accordance with previously applicable GAAP.

ASU 2018-13: Fair Value Measurement (Topic 820)

This ASU improves the effectiveness of fair value disclosures in the notes to financial statements. Amendments in this ASU impact the disclosure requirements in Topic 820, including the removal, modification and addition to existing disclosure requirements.	The Company elected to early adopt during 2019 the removal of disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements. The Company adopted the additional disclosures related to Level 3 fair value information on January 1, 2020.

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2019-12: Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes

This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740, as well as clarifying and amending existing guidance.	On January 1, 2021, the Company adopted the new accounting standards update. The new guidance was applied either on a retrospective, modified retrospective or prospective basis based on the items to which the amendments relate. The adoption did not have a material impact on the Company’s financial position, results of operations and cash flows as of the adoption date.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2020-11: Financial Services — Insurance (Topic 944): Effective Date and Early Application

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

1. Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. The ASU also prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts.

2. Measurement of MRBs. MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk.

3. Amortization of deferred acquisition costs. The ASU simplifies the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts.

4. Expanded footnote disclosures. The ASU requires additional disclosures including information about significant inputs, judgements, assumptions and methods used in measurement

In November 2020, the FASB issued ASU 2020-11 which deferred the effective date of the amendments in ASU 2018-12 for all insurance entities. ASU 2018-12 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022. Early adoption is allowed.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

The Company continues to progress with implementation efforts and the evaluation of the impact that adoption of this guidance will have on the Company’s financial statements. Due to its extensive nature, the adoption of the ASU is expected to have a significant impact on the Company’s financial statements, as well as systems, processes and controls. Effective January 1, 2023, the new guidance will be adopted using the modified retrospective approach, except for MRBs which will use the full retrospective approach. The Company has created a governance framework and implementation plan to ensure timely adoption of the guidance. In preparation for implementation, the Company continues to refine key accounting policy decisions, modernize processes and update internal controls. These changes include modifications of actuarial valuation systems, data sourcing, analytical procedures and reporting processes. The impact on total equity of applying this ASU is estimated to be less than the current amount of reported AOCI as of December 31, 2021. The impact on total equity is mostly driven by the DAC and URR updates to amortize DAC and URR on a constant level basis, remove amortization associated with unrealized gains or losses, and excluding future deferrals in the calculation of the DAC and URR balances.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters

ASU2020-04: Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting

The amendments in this ASU provide optional expedients and exceptions to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this ASU apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform.	This ASU is effective as of March 12, 2020 through December 31, 2022. On December 15, 2021, the FASB tentatively approved deferring the sunset date of the guidance in Topic 848 to December 31, 2024.	The Company is currently assessing the applicability of the optional expedients and exceptions provided under the ASU. Management is evaluating the impact that adoption of this guidance will have on the Company’s financial statements.

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Prior to January 1, 2020, the amortized cost of fixed maturities was adjusted for impairments in value deemed to be other than temporary which were recognized in Investment gains (losses), net. With the adoption of the new Financial Instruments-Credit Losses standard, changes in credit losses are recognized in investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REITs, perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer. Effective January 1, 2021, the Company began classifying certain preferred stock as equity securities to better reflect the economics and nature of these securities. These preferred stock securities are reported in other equity investments.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance effective January 1, 2020. The remainder of the unrealized loss related to other factors, if any, is recognized in OCI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist, as they were permitted to do prior to January 1, 2020.

When the Company determines that there is more than 50% likelihood that it is not going to recover the principal and interest cash flows related to an AFS debt security, the security is placed on nonaccrual status and the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in a timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the financial statements on a trade-date basis.

Units in AB are carried on the equity method and reported in Other invested assets with equity in earnings reported in Net investment income (loss).

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity and interest rate futures and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities.” The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk. All changes in the fair value of the Company’s freestanding derivative positions, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process. Prior to the adoption of CECL on January 1, 2020, mortgage loans were stated at unpaid principal balances, net of unamortized discounts, premiums and valuation allowances. Valuation allowances were based on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value if the loan was collateral dependent. For commercial mortgage loans, an allowance for credit loss was typically recommended when management believed it was probable that principal and interest would not be collected according to the contractual terms.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD/LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•	Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Net Investment Income (Loss), Investment Gains (Losses), Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to insurance liability loss recognition, DAC and URR related to UL policies, and investment-type products.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

See Note 6 of the Notes to these Financial Statements for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from group health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves including URR net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, changes in embedded derivatives and the reserve of products that have indexed features such as IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in equity as of the balance sheet date.

A significant assumption in the amortization of DAC relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a RTM approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. As of December 31, 2021, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (5.8% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (13.8% net of product weighted average Separate Accounts fees) and 0.0% (-1.2% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

DAC associated with traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.5% to 4.5% of life insurance liabilities and a rate of 0.25% for retained annuity liabilities.

Liabilities for unpaid claims and claim adjustment expenses are established for the Company’s employee benefits products which include the following Group products: long-term and short-term disability, life insurance, vision, dental, critical Illness, and accident. Unpaid claim and claim adjustment expenses consist of (i) claim reserves for known claims that are unpaid as of the balance sheet date; (ii) Incurred But Not Reported reserves for claims where the insured event occurred but has not yet been reported to the Company or the insured has not yet satisfied elimination period to be eligible for the benefits; and (iii) claim adjustment expense reserves for settling the claim run-out. The Company determines Incurred But Not Reported reserves and reviews the claim reserves for the long-term disability claims provided by a reinsurer managing the claims on the Company’s behalf. The claim adjustment expense reserves are set based on the Company’s anticipated cost associated with claim administration expenses on the run-out of business.

For long-term disability (“LTD”) the claim reserves for the reported claims are calculated as the present value of the net monthly LTD benefits (Social Security and other offsets may be estimated if unknown) and the best estimate probabilities of the claimant remaining disabled for a given benefit payment which are based on a termination rates table adjusted for experience. Should the offsets be estimated, they are estimated using the claimant’s salary, duration of disability and the probability of the offset award.

The disability termination rates vary based on the insured’s age at disability, gender, elimination period, the duration of disability, social security status and the number of months remaining in the benefit period. The rates account for the probabilities of both recovery and death. The reserves vary with plan provisions such as monthly benefit, offsets, own occupation period, benefit duration, cost of living adjustment (“COLA”), and minimum and maximum benefits. The discount rate assumptions for these liabilities are set annually and are based on projected investment returns for the asset portfolios. The interest rate is locked in for each claimant based on the year of disability.

For long-term disability, critical illness, and group accident the incurred but not reported reserves are determined using the expected loss ratio method, where the expected loss ratio is applied to the premiums to determine ultimate liabilities. For dental and vision the incurred but not reported reserves are determined using completion factors, where these factors complete paid-to-date claims to the ultimate liability based on past experience. For short-term disability and group life the incurred but not reported reserves are determined using a combination of expected loss ratio and completion factor methods.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’

liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

For products that have a GMIB feature with no-lapse guarantee rider (“GMIBNLG”), the GMIBNLG is considered an embedded derivative and are discussed further under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income, major medical, and group business. At December 31, 2021, the Company established premium deficiency reserves of $10 million due to higher losses on our employee benefits products. The Company had no premium deficiency reserves at December 31, 2020.

Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses has been exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. If needed, we accrue for these PFBL using a dynamic approach that changes over time as the projection of future losses change. As of December 31, 2021, no PFBL reserve was required.

URR primarily relates to the variable and universal life products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and are generally amortized over the expected life of the contract in proportion to the product’s estimated gross profits, consistent with DAC.

As a member of the FHLB, the Company has access to collateralized borrowings. Collateralized borrowings require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral, and are reported in policyholders’ account balances in the balance sheets. The Company had no collateralized borrowings outstanding at December 31, 2021 or 2020.

Embedded and Freestanding Insurance Derivatives

Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Changes in the fair value of embedded and freestanding derivatives are reported in net derivative gains (losses). Embedded derivatives in direct contracts are reported in future policyholders’ benefits and other policyholders’ liabilities at fair value in the balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under Arizona Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the statements of income (loss).

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the balance sheets.

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and DSI assets.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

Our annual review in the third quarter of 2020 resulted in an immaterial increase in income (loss) from operations, before income taxes of $2 million and increased net income (loss) by $2 million.

In 2020, in addition to the annual review, the Company updated its assumptions in the first quarter due to the extraordinary economic conditions driven by the COVID-19 pandemic. The first quarter update included an update to the interest rate assumption to grade from the current interest rate environment to an ultimate five-year historical average over a 10-year period. As such, the 10-year U.S. Treasury yield grades from the current level to an ultimate 5-year average of 2.25%.

Impact of Assumption Updates

The net impact of assumption changes during 2021 was an increase in policy charges and fee income of $2 million, an increase in policyholders’ benefits of $10 million, and increased amortization of DAC of $4 million. This resulted in a decrease in income (loss) from operations, before income taxes of $12 million and decreased net income (loss) by $9 million.

The net impact of assumption changes during 2020 was a decrease in policy charges and fee income by $9 million, decreased policyholders’ benefits by $1 million, and increased amortization of DAC by $8 million. This resulted in a decrease in income (loss) from operations, before income taxes of $16 million and decreased net income (loss) by $13 million. The 2020 impacts related to assumption updates were primarily driven by the first quarter updates.

The net impact of assumption changes during 2019 was an increase in policy charges and fee income by $14 million, a decrease in policyholders’ benefits by $8 million, and increased amortization of DAC by $39 million. This resulted in a decrease in income (loss) from operations, before income taxes of $17 million and decreased net income (loss) by $14 million.

Model Changes

We updated our models in the third quarter of 2021 to better reflect our crediting rate strategy on indexed universal life products. This resulted in an increase in income (loss) from operations, before income taxes of $21 million and increased net income (loss) by $17 million.

There was no material impact from model changes during the years ended December 31, 2020 or 2019 to our income (loss) from continuing operations, before income taxes or net income (loss).

3)	INVESTMENTS

Fixed Maturities AFS

Accounting for credit impairments of fixed maturities classified as AFS has changed from a direct write-down, or OTTI approach to an allowance for credit loss model starting in 2020 upon adoption of CECL (see Note 2 of the Notes to these Financial Statements).

The components of fair value and amortized cost for fixed maturities classified as AFS on the balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2021 was $20 million. There was no accrued interest written off for AFS fixed maturities for the years ended December 31, 2021 and 2020.

The following tables provide information relating to the Company’s fixed maturities classified as AFS. Comparative tables as of December 31, 2021 include OTTI, reported net of tax in OCI and in AOCI until realized.

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2021:
Fixed Maturities:
Corporate(1)	$2,237	$—	$135	$10	$2,362
U.S. Treasury, government and agency	66	—	1	1	66
States and political subdivisions	31	—	3	—	34
Asset-backed(2)	30	—	—	—	30
Commercial mortgage-backed	80	—	—	—	80
Redeemable preferred stock(3)	—	—	—	—	—

Total at December 31, 2021	$2,444	$—	$139	$11	$2,572

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)

December 31, 2020:
Fixed Maturities:
Corporate(1)	$2,082	$—	$242	$2	$2,322
U.S. Treasury, government and agency	61	—	2	—	63
States and political subdivisions	27	—	3	—	30
Asset-backed(2)	4	—	1	—	5
Commercial mortgage-backed	—	—	—	—	—
Redeemable preferred stock(3)	23	—	2	—	25

Total at December 31, 2020	$2,197	$—	$250	$2	$2,445

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities. and other asset types.
(3)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see Note 2 of the Notes to these Financial Statements).

The contractual maturities of AFS fixed maturities as of December 31, 2021 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2021:
Contractual maturities:
Due in one year or less	$44	$44
Due in years two through five	572	604
Due in years six through ten	860	907
Due after ten years	858	907

Subtotal	2,334	2,462
Asset-backed	30	30
Commercial mortgage-backed	80	80

Total at December 31, 2021	$2,444	$2,572

The following table shows proceeds from sales, gross gains (losses) from sales and credit losses for AFS fixed maturities for the years ended December 31, 2021, 2020 and 2019:

Proceeds from Sales, Gross Gains (Losses) from Sales and Credit Losses for AFS Fixed Maturities

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Proceeds from sales	$302	$153	$101

Gross gains on sales	$8	$5	$1

Gross losses on sales	$(4)	$(4)	$(1)

Credit losses(1)	$—	$—	$—

(1)

Commencing with the Company’s adoption of ASU 2016-13 on January 1, 2020, credit losses on AFS debt securities were recognized as an allowance for credit losses. Prior to this, credit losses on AFS fixed maturities were recognized as OTTI.

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts.

AFS Fixed Maturities — Credit Loss Impairments

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Balance, beginning of period	$2	$2	$5
Previously recognized impairments on securities that matured, paid, prepaid or sold	—	—	(3)
Recognized impairments on securities impaired to fair value this period(1)	—	—	—
Credit losses recognized this period on securities for which credit losses were not previously recognized	—	—	—
Additional credit losses this period on securities previously impaired	—	—	—
Increases due to passage of time on previously recorded credit losses	—	—	—
Accretion of previously recognized impairments due to increases in expected cash flows (for OTTI securities 2019 and prior)	—	—	—

Balance, end of period	$2	$2	$2

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI.

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2021	$248	$(111)	$37	$(36)	$138
Net investment gains (losses) arising during the period	(114)	—	—	—	(114)
Reclassification adjustment:
Included in net income (loss)	(4)	—	—	—	(4)
Other(1)	(2)	—	—	—	(2)
Impact of net unrealized investment gains (losses)	—	65	(9)	12	68

Net unrealized investment gains (losses) excluding credit losses	128	(46)	28	(24)	86
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2021	$128	$(46)	$28	$(24)	$86

Balance, January 1, 2020	$101	$(53)	$12	$(12)	$48
Net investment gains (losses) arising during the period	148	—	—	—	148
Reclassification adjustment:
Included in net income (loss)	(1)	—	—	—	(1)
Impact of net unrealized investment gains (losses)	—	(58)	25	(24)	(57)

Net unrealized investment gains (losses) excluding credit losses	248	(111)	37	(36)	138
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2020	$248	$(111)	$37	$(36)	$138

Balance, January 1, 2019	$(57)	$48	$(6)	$3	$(12)

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Net investment gains (losses) arising during the period	$158	$—	$—	$—	$158
Reclassification adjustment:
Included in net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	(101)	18	(15)	(98)

Net unrealized investment gains (losses) excluding credit losses	101	(53)	12	(12)	48
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2019	$101	$(53)	$12	$(12)	$48

(1)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see Note 2 of the Notes to these Consolidated Financial Statements- Investments).

The following tables disclose the fair values and gross unrealized losses of the 119 issues as of December 31, 2021 and the 14 issues as of December 31, 2020 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance Is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2021:
Fixed Maturities:
Corporate	$243	$4	$111	$6	$354	$10
U.S. Treasury, government and agency	45	1	2	—	47	1
Total at December 31, 2021	$288	$5	$113	$6	$401	$11

December 31, 2020:
Fixed Maturities:
Corporate	$52	$1	$3	$1	$55	$2

Total at December 31, 2020	$52	$1	$3	$1	$55	$2

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.1% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2021 and 2020 were $27 million and $28 million, respectively, representing 3.8% and 3.5% of the equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2021 and 2020, respectively, approximately $10 million and $26 million, or 0.4% and 1.2%, of the $2,444 million and $2,197 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $0 million and $1 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, respectively, the $6 million and $1 million of gross unrealized losses of twelve months or more were concentrated in corporate securities. In accordance with the policy described in Note 2 of the Notes to these Financial Statements, the Company concluded that an allowance for credit losses for these securities was not warranted at either December 31, 2021 or 2020. As of December 31, 2021 and 2020, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2021, the Company determined that the unrealized loss was primarily due to increases in credit spreads and changes in credit ratings.

Mortgage Loans on Real Estate

The Company held two commercial mortgage loans with a carrying value of $17 million at December 31, 2021 and 2020. The loans were issued prior to 2017 for apartment complex properties located in the Mid-Atlantic region. The loans were current as of December 31, 2021 and 2020 with LTV ratios between 0%-50% and DSC ratios greater than 2.0x.

Accrued interest receivable as of December 31, 2021 and 2020 was $0 million and no accrued interest was written off for the years ended December 31, 2021 and 2020. The allowance for credit losses was $0 million as of December 31, 2021 and 2020, with a change of $0 million for the years then ended.

As of December 31, 2021 and 2020, the Company had no loans for which foreclosure was probable included within the individually assessed mortgage loans, and accordingly had no associated allowance for credit losses.

Equity Method Investments

The following table presents the Company’s investment in 2.6 million units of AB (approximately 0.95% ownership) with a fair value of $0 million and $63 million at December 31, 2021 and 2020, respectively. The Company transferred the AB units to its parent in May 2021 as a return of capital. The Company’s investment in AB, an affiliate, is included in Other invested assets at December 31, 2020:

	Year Ended December 31,
	2021	2020
	(in millions)
Balance at January 1 ,	$63	$63
Equity in net income (loss)	3	8
Dividends received	(5)	(8)
Dividend to parent	(61)	—

Balance at December 31,	$—	$63

The tables below detail the condensed balance sheets and statements of income (loss) of AB and the Company’s equity investment and equity in income (loss) of AB.

	Year Ended December 31,
	2021	2020
	(in millions)
Balance Sheets:
Total Assets	$10,510	$9,698
Total Liabilities	5,928	5,484
Redeemable non-controlling interest	421	102
Total Partners Capital	4,161	4,112

	Year Ended December 31,
	2021	2020
	(in millions)
Total Liabilities and Partners Capital	$10,510	$9,698

Equitable America’s Equity investment in AB	$—	$63

	Year Ended December 31,
	2021	2020	2019
Statement of Income (loss)	(in millions)
Total Revenues	$4,442	$3,709	$3,518
Total Expenses	3,225	2,801	2,695
Net Income (Loss)	1,154	862	782

Equitable America’s Equity Income (loss) of AB	$3	$8	$7

Net Investment Income (Loss)

The following table breaks out net investment income (loss) by asset category:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Fixed maturities	$83	$74	$61
Mortgage loans on real estate	1	1	1
Other equity investments	3	—	—
Policy loans	3	3	3
Equity in income (loss) from AB	3	8	7
Other investment income	—	—	2

Gross investment income (loss)	93	86	74
Investment expenses	(3)	(3)	(3)

Net investment income (loss)	$90	$83	$71

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. The Company does not designate any derivatives as hedge accounting. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts can be used in these hedging programs, including exchange traded equity and interest rate futures contracts as well as equity options. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets.

Derivatives Utilized to Hedge Crediting Rate Exposure on MSO and IUL Products/Investment Options

The Company hedges crediting rates in the MSO that are in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

The tables below present quantitative disclosures about the Company’s derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

The following table presents the gross notional amount and estimated fair value of the Company’s derivatives:

Derivative Instruments by Category

	December 31, 2021			December 31, 2020
	Fair Value			Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Notional Amount	Derivative Assets	Derivative Liabilities
	(in millions)
Derivatives:(1)
Equity contracts:
Futures	$295	$—	$—	$278	$—	$—
Options	59	8	5	59	13	10
Interest rate contracts:
Futures	120	—	—	—	—	—
Other contracts:
Margin	—	18	—	—	17	—
Collateral	—	—	3	—	—	3

Total:	474	26	8	337	30	13

Embedded derivatives:
MSO and IUL indexed features(2)	—	—	132	—	—	131

Total embedded derivatives	—	—	132	—	—	131

Total derivative instruments	$474	$26	$140	$337	$30	$144

(1)	Reported in other invested assets in the balance sheets.
(2)	Reported in policyholders’ account balances in the balance sheets.

The following table presents the effects of derivative instruments on the statements of income and comprehensive income (loss).

	Year Ended December 31,
	2021	2020	2019
	Net Derivatives Gain(Losses)(1)
	(in millions)
Derivatives:
Equity contracts:
Futures	$68	$25	$78
Options	3	3	18
Interest rate contracts:
Futures	1	—	—
Total:	72	28	96

Embedded Derivatives:
MSO and IUL indexed features	(73)	(44)	(92)

Total Embedded Derivatives	(73)	(44)	(92)

Total Derivatives	$(1)	$(16)	$4

(1)	Reported in net derivative gains (losses) in the statements of income (loss).

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based futures contracts as of December 31, 2021 and 2020 are exchange-traded and net settled daily in cash. As of December 31, 2021 and 2020, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $14 million and $16 million and (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $3 million and $0 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2021 and 2020, respectively, the Company held $3 million and $3 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements.

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2021 and 2020:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2021

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$26	$8	$18	$—	$18
Other financial assets	1	—	1	—	1

Other invested assets	$27	$8	$19	$—	$19

Liabilities:
Derivative liabilities	$8	$8	$—	$—	$—
Other financial liabilities	42	—	42	—	42

Other liabilities	$50	$8	$42	$—	$42

(1)	Financial instruments sent (held).

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2020

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$30	$13	$17	$—	$17
Other financial instruments	65	—	65	—	65

Other invested assets	$95	$13	$82	$—	$82

Liabilities:
Derivative liabilities	$13	$13	$—	$—	$—
Other financial liabilities	72	—	72	—	72

Other liabilities	$85	$13	$72	$—	$72

(1)	Financial instruments sent (held).

5)	DAC

Changes in the DAC asset for the years ended December 31, 2021, 2020 and 2019 were as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Balance, beginning of year	$477	$471	$555
Capitalization of commissions, sales and issue expenses	122	95	108
Amortization:
Impact of assumptions updates and model changes	(4)	(8)	(39)
All other	(21)	(23)	(53)

Total amortization	(25)	(31)	(92)
Change in unrealized investment gains and losses	63	(58)	(100)

Balance, end of year	$637	$477	$471

6)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. As of December 31, 2021 and 2020, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2021

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$2,351	$11	$2,362
U.S. Treasury, government and agency	—	66	—	66
States and political subdivisions	—	34	—	34
Asset-backed(2)	—	30	—	30
Commercial mortgage-backed	—	80	—	80
Redeemable preferred stock	—	—	—	—

Total fixed maturities, AFS	—	2,561	11	2,572
Other equity investments	—	23	—	23
Other invested assets:
Trading securities	1	—	—	1
Options	—	3	—	3

Total other invested assets	1	3	—	4
Cash equivalents	106	—	—	106
Separate Accounts assets	3,384	7	—	3,391

Total Assets	$3,491	$2,594	$11	$6,096

	Level 1	Level 2	Level 3	Total
	(in millions)
Liabilities:
MSO and IUL indexed features’ liability	$—	$132	$—	$132

Total Liabilities	$—	$132	$—	$132

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.

Fair Value Measurements as of December 31, 2020

	Level 1	Level 2	Level 3	Total

	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$2,308	$14	$2,322
U.S. Treasury, government and agency	—	63	—	63
States and political subdivisions	—	30	—	30
Asset-backed(2)	—	5	—	5
Redeemable preferred stock	2	23	—	25

Total fixed maturities, AFS	2	2,429	14	2,445
Other equity investments	—	—	—	—
Other invested assets:
Trading securities	1	—	—	1
Options	—	3	—	3

Total other invested assets	1	3	—	4
Cash equivalents	128	—	—	128
Separate Accounts assets	2,591	7	—	2,598

Total Assets	$2,722	$2,439	$14	$5,175

Liabilities:
MSO and IUL indexed features’ liability	$—	$131	$—	$131

Total Liabilities	$—	$131	$—	$131

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 of the Notes to these Financial Statements are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2021, there were no AFS fixed maturities transferred out of Level 3 and into Level 2 or AFS fixed maturities transferred out of Level 2 and into Level 3.

During the year ended December 31, 2020, fixed maturities with fair values of $5 million were were transferred from Level 2 into the Level 3 classification principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. These transfers in the aggregate represent approximately 0.6% of total equity as of December 31, 2020.

The tables below present reconciliations for all Level 3 assets and liabilities for the years ended December 31, 2021, 2020 and 2019, respectively.

Level 3 Instruments — Fair Value Measurements

	Corporate	State and Political Subdivisions
	(in millions)
Balance, January 1, 2021	$14	$—
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	—	—
Investment gains (losses), net	—	—

Subtotal	—	—

Other comprehensive income (loss)	—	—
Purchases	1	—
Sales	(4)	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Balance, December 31, 2021	$11	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period.	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period.	$—	$—

Balance, January 1, 2020	$10	$—
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	—	—
Investment gains (losses), net	—	—

Subtotal	—	—
Other comprehensive income (loss)	—	—
Purchases	—	—
Sales	(1)	—
Transfers into Level 3(1)	5	—
Transfers out of Level 3(1)	—	—

Balance, December 31, 2020	$14	$—

	Corporate	State and Political Subdivisions
(in millions)
Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period.	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period.	$—	$—

Balance, January 1, 2019	$11	$1
Total gains (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	—	—
Investment gains (losses), net	—	—

Subtotal	—	—
Other comprehensive income (loss)	—	—
Purchases	—	—
Sales	(1)	(1)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Balance, December 31, 2019	$10	$—

Balance, Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period.	$—	$—

Balance, Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period.	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2021 and 2020, respectively.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2021

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$9	Matrix pricing model	Spread over Benchmark	70 bps - 145 bps	104 bps

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2020

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$6	Matrix pricing model	Spread over benchmark	195 bps	195 bps

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2021 and 2020, respectively, are approximately $2 million and $8 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

•	The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4 of the Notes to these Financial Statements

The carrying values and fair values as of December 31, 2021 and 2020 for financial instruments not otherwise disclosed in Note 3 and Note 4 of the Notes to these Financial Statements are presented in the table below.

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2021:
Mortgage loans on real estate	$17	$—	$—	$18	$18
Policy loans	$238	$—	$—	$292	$292
Policyholders’ liabilities: Investment contracts	$120	$—	$—	$124	$124
December 31, 2020:
Mortgage loans on real estate	$17	$—	$—	$18	$18
Policy loans	$229	$—	$—	$291	$291
Policyholders’ liabilities: Investment contracts	$129	$—	$—	$142	$142

Mortgage Loans on Real Estate

Fair values for commercial mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Policyholder Liabilities — Investment Contracts and Separate Accounts Liabilities

The fair values for deferred annuities and certain annuities, which are included in policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, and pension and other postretirement obligations.

7)	INSURANCE LIABILITIES

Variable Annuity Contracts — GMDB and GMIB Features

The Company has certain variable annuity contracts with GMDB and GMIB features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•	Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include an annual reset.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without NLG Rider Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without a NLG feature are summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the balance sheets in future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the balance sheets in amounts due from reinsurers.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and No NLG Feature

Year Ended December 31, 2021, 2020 and 2019

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)
Balance, January 1, 2019	$5	$(5)	$2	$(2)
Paid guarantee benefits	—	—	—	—
Other changes in reserve	—	—	—	—

Balance, December 31, 2019	5	(5)	2	(2)
Paid guarantee benefits	—	—	—	—
Other changes in reserve	(1)	1	(1)	1

Balance, December 31, 2020	4	(4)	1	(1)
Paid guarantee benefits	—	—	—	—
Other changes in reserve	1	(1)	—	—

Balance, December 31, 2021	$5	$(5)	$1	$(1)

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features and the liability for MSO and IUL indexed features are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 6 of the Notes to these Financial Statements.

Account Values and Net Amount at Risk

Account Values and NAR for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2021 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

Direct Variable Annuity Contracts with GMDB and GMIB Features as of December 31, 2021

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions, except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$—	$—	$—	$—	$—
Separate Accounts	216	56	—	—	272

Total Account Values	$216	$56	$—	$—	$272

NAR, gross(1)	$—	$—	$—	$—	$—

NAR, net of amounts reinsured(1)	$—	$—	$—	$—	$—

Average attained age of policyholders (in years)	59.4	61.4	N/A	N/A	59.8
Percentage of policyholders over age 70	10.7%	13.3%	N/A	N/A	11.3%
Range of contractually specified interest rates	N/A	N/A	N/A	N/A	N/A

Variable annuity contracts with GMIB features
Account Values invested in:
General Account	$—	$—	$—	$—	$—
Separate Accounts	—	—	270	—	270

Total Account Values	$—	$—	$270	$—	$270

NAR, gross(1)	$—	$—	$—	$—	$—

NAR, net of amounts reinsured(1)	$—	$—	$—	$—	$—

Average attained age of policyholders (in years)	N/A	N/A	64.1	N/A	64.1
Weighted average years remaining until annuitization	N/A	N/A	10.0	N/A	10.0
Range of contractually specified interest rates	N/A	N/A	—%	N/A	—%

(1)	Amounts reported for NAR are $0 as the values are less than $1 million at December 31, 2021.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through

Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2021		2020(1)
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$27	$5	$—	$—
Fixed income	6	2	—	—
Balanced	238	263	—	—
Other	1	—	—	—

Total	$272	$270	$—	$—

(1)	No investment in variable insurance trust mutual funds at December 31, 2020 due to the initial offering of Retirement Cornerstone in February 2021.

Hedging Programs for GMDB and GMIB Features

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Retirement Cornerstone series of variable annuity products. This program utilizes derivative contracts, such as exchange-traded equity and interest rate futures contracts as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on these products to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the NLG liabilities, reflected in future policy benefits and other policyholders’ liabilities in the balance sheets, is summarized in the table below.

	2020
	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance, January 1, 2019	$4	$(2)	$2
Paid guarantee benefits	—	—	—
Other changes in reserves	—	—	—

Balance, December 31, 2019	4	(2)	2
Paid guarantee benefits	—	—	—
Other changes in reserves	2	(1)	1

Balance, December 31, 2020	6	(3)	3
Paid guarantee benefits	—	—	—
Other changes in reserves	—	—	—

Balance, December 31, 2021	$6	$(3)	$3

8)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Direct premiums	$201	$149	$113
Reinsurance assumed	—	1	1
Reinsurance ceded	(44)	(44)	(47)

Premiums	$157	$106	$67

Direct charges and fee income	$333	$323	$307
Reinsurance ceded	(58)	(62)	(62)

Policy charges and fee income	$275	$261	$245

Direct policyholders’ benefits	$402	$360	$238
Reinsurance ceded	(163)	(176)	(131)

Policyholders’ benefits	$239	$184	$107

Direct interest credited to policyholders’ account balances	$139	$148	$154
Reinsurance ceded	(57)	(58)	(70)

Interest credited to policyholders’ account balances	$82	$90	$84

Ceded Reinsurance

In 2013, the Company entered into the Reinsurance Agreement with Protective to reinsure an in-force book of life insurance and annuity policies written prior to 2004. In addition to the Reinsurance Agreement, the Company entered into a long-term administrative services agreement with Protective whereby Protective will provide all administrative and other services with respect to the reinsured business.

For business not reinsured with Protective, the Company generally reinsures its variable life and interest-sensitive life insurance policies on an excess of retention basis. In 2021, the Company generally retained up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to die policies. For amounts applied for in excess of those limits, reinsurance is ceded to Equitable Financial up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to die policies. For amounts issued in excess of these limits, reinsurance is typically obtained from unaffiliated third parties. These reinsurance arrangements obligate the reinsurers to pay a portion of any death claim in excess of the amount the Company retains in exchange for an agreed-upon premium.

Equitable America has a quota share arrangement with AXA Global Re (formerly AXA Cessions), assuming a percentage of excess Life/Disability/A&H business. The contract is now closed to new business.

Beginning in 2015, group short and long-term disability is being reinsured with Group Reinsurance Plus (GRP) via a quota share arrangement.

For reinsurance agreements with affiliates, see “Related Party Transactions” in Note 9 of the Notes to these Financial Statements.

9)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. The Company has entered into related party transactions that are described herein.

On May 14, 2021, the Company transferred its investment in AB to its parent EFS as a non-cash dividend (non-cash financing activity for purposes of cash flow), which subsequently distributed such units to Holdings. The units were transferred at their carrying value of $61 million.

Under Equitable America’s service agreement with Equitable Financial, personnel services, employee benefits, facilities, supplies and equipment are provided to Equitable America to conduct its business. The associated costs related to the service agreement are allocated to Equitable America based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support Equitable America. As a result of such allocations, Equitable America incurred expenses of $132 million, $133 million, and $133 million during 2021, 2020, and 2019, respectively.

Equitable America incurred distribution fee charges from Equitable Network, LLC of $136 million, $90 million, and $106 million in 2021, 2020, and 2019, respectively, and from Equitable Distributors, LLC of $59 million, $55 million, and $52 million in 2021, 2020, and 2019, respectively, for distributing Equitable America’s products.

In addition to the Equitable Financial service agreement, Equitable America has various other service and investment advisory agreements with AB. The amount of expenses incurred by Equitable America related to these agreements were $2 million, $2 million, and $2 million for 2021, 2020, and 2019, respectively.

Equitable America cedes a portion of its life business through excess of retention treaties to Equitable Financial on a yearly renewal term basis and reinsured the no-lapse guarantee riders through EQ AZ Life Re Company on a 90% first dollar quota share basis. The letter of credit amount as of December 31, 2021 was $45 million and is guaranteed by Holdings. Premiums earned from the above mentioned affiliated reinsurance transactions during 2021, 2020 and 2019, were $7 million, $6 million and $5 million, respectively. There were no claims ceded for any of the years.

10)	SHARE-BASED COMPENSATION PROGRAMS

Certain employees of Equitable Financial who perform services for the Company participate in various share-based payment arrangements sponsored by Equitable Financial or Holdings. The Company was allocated $3 million, $3 million, and $3 million of compensation costs, included in compensation and benefits in the statements of income (loss), for share-based payment arrangements during the years ended December 31, 2021, 2020, and 2019, respectively.

11)	INCOME TAXES

A summary of the income tax (expense) benefit in the statements of income (loss) follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Income tax (expense) benefit:
Current (expense) benefit	$—	$40	$(1)
Deferred (expense) benefit	5	(11)	14

Total	$5	$29	$13

The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21% . The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Expected income tax (expense) benefit	$4	$8	$12
Non-taxable investment income	1	1	1
Tax settlements/uncertain tax position release	—	8
Change in tax law	—	12

Income tax (expense) benefit	$5	$29	$13

On March 27 2020, in response to the COVID 19 pandemic, the Coronavirus AID, Relief, and Economic Security (CARES) Act was signed into law. Under the CARES Act, Net Operating Losses arising in tax years beginning after December 31, 2017 and before January 1, 2021 may be carried back five years. The impact on the Company’s financial statement was a tax benefit of $12 million.

During the fourth quarter of 2020, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2010 through 2013 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $8 million.

The components of the net deferred income taxes are as follows:

	December 31,
	2021		2020
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Net operating loss and credits	24	—	7	—
Reserves and reinsurance	193	—	189	—
DAC	—	66	—	43
Unrealized investment gains (losses)	—	27	—	52
Investments	—	131	—	128
Other	24	—	24	—

Total	$241	$224	$220	$223

The Company has Federal net operating loss carryforwards of $100 million and $23 million, for the years ending December 31, 2021 and 2020, respectively, which do not expire.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Balance at January 1,	$1	$4	$4
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	(3)	—
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—

Balance at December 31,	$1	$1	$4

Unrecognized tax benefits that, if recognized, would impact the effective rate	$1	$1	$4

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2021, tax years 2014 and subsequent remain subject to examination by the IRS.

12)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances as of December 31, 2021, 2020, and 2019 follow:

	December 31,
	2021	2020
	(in millions)
Unrealized gains (losses) on investments	$86	$138

Accumulated other comprehensive income (loss)	$86	$138

The components of OCI, net of taxes for the years ended December 31, 2021, 2020 and 2019, follow:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period	$(90)	$117	$125
(Gains) losses reclassified into net income (loss) during the period(1)	(5)	(1)	—

Net unrealized gains (losses) on investments	(95)	116	125
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	43	(26)	(65)

Other comprehensive income (loss), net of adjustments (net of deferred income tax expense (benefit) of, $(13), $24, and $16)	(52)	90	60

Other comprehensive income (loss)	$(52)	$90	$60

(1)

See “Reclassification adjustment” in Note 3 of the Notes to these Financial Statements. Reclassification amounts presented net of income tax expense (benefit) of $1 million, $0 million, and $0 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the statements of income (loss). Amounts presented in the table above are net of tax.

13)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

A number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life insurers in the jurisdictions in which Equitable America does business. These actions and proceedings involve, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial fines and judgments against other insurers, including punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. Equitable America, from time to time, is involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on Equitable America’s financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

Guarantees and Other Commitments

The Company has no outstanding commitments under existing mortgage loan or mortgage loan commitment agreements at December 31, 2021.

14)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2021, 2020 and 2019, respectively, Equitable America’s statutory net income (loss) totaled $(44) million, $(20) million and $(30) million. Statutory surplus, Capital stock and AVR totaled $338 million and $457 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021, Equitable America, in accordance with various government and state regulations, had $7 million of securities on deposit with such government or state agencies.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of Arizona, Equitable America is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to EFS.

Under Arizona Insurance Law, a domestic life insurer may without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. Based on this formula, the Company would not be permitted to pay ordinary shareholder dividends during 2022. Any payment of a dividend would require the Company to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution.

On April 13, 2021, the Company was granted permission by the Arizona Department of Insurance and Financial Institutions to pay an extraordinary distribution of its 2.6 million AB units to its parent, EFS. On May 14, 2021, the Company recorded the transfer of the units as a return of capital at its carrying value of $61 million.

Intercompany Reinsurance

Equitable America reinsured the no lapse guarantee riders contained in certain variable and interest-sensitive life policies to EQ AZ Life Re. Equitable America receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re held letters of credit ($45 million at December 31, 2021 and 2020). These letters of credit were guaranteed by Holdings.

Prescribed and Permitted Accounting Practices

As of December 31, 2021 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by the Arizona Department of Insurance and Financial Institutions and those prescribed by NAIC Accounting Practices and Procedures effective as of December 31, 2021.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein L.P. (“AllianceBernstein”) under SAP reflects a portion of the market value change rather than the equity in the underlying net assets as required under GAAP; (g) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; (h) the fair valuing of all acquired assets and liabilities including intangible assets required for GAAP purchase accounting is not recognized in SAP; (i) reserves and reinsurance recoverables on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively, under SAP while under GAAP these reinsured amounts are reflected as an asset; (j) under SAP, premiums, regardless of policy type, are recognized when due and include the change in the deferred premium asset while under GAAP revenue recognition varies by product type and does not include the change in deferred premiums; and (k) derivatives unrealized gains and losses recognized in surplus under SAP but in income under GAAP.

15)	UNPAID CLAIM AND CLAIM EXPENSES

The liability for unpaid claims and claim expenses as of December 31, 2021 and 2020 is as follows:

Liability for Unpaid Claims and Claim Expenses

	December 31
	2021	2020
	(in millions)
Gross Balance at January 1,	40	29
Less Reinsurance	15	12

Net Balance at January 1,	25	17

Incurred Claims (net) Related to:
Current Year	139	78
Prior Year	11	(3)

Total Incurred	150	75

Paid Claims (net) Related to:
Current Year	101	57
Prior Year	19	10

Total Paid	120	67

Net Balance at December 31,	55	25
Add Reinsurance	23	15

Gross Balance at December 31,	$78	$40

The table below presents incurred claims development as of December 31, 2021, net of reinsurance, cumulative claims frequency, and the total incurred but not reported liability (“IBNR”) for Equitable America’s long-term disability business:

	2021	2020	2019	2018	2017	IBNR	Claim Frequency
	(in millions)
Long-term Disability
Incurral Year
2017	$1	$2	$2	$2	$2		113
2018	4	4	4	5			191
2019	5	6	7				265
2020	9	10					371
2021	16					5	391

Cumulative LTD Incurred Claims	$35	$22	$13	$7	$2	$5

The table below presents incurred claims development as of December 31, 2020, net of reinsurance, cumulative claims frequency, and total IBNR for Equitable America’s long-term disability business:

	2020	2019	2018	2017	IBNR	Claim Frequency
Long-term Disability
Incurral Year
2017	$2	$2	$2	$2		113
2018	4	4	5			191
2019	6	7				265
2020	10				3	345

Cumulative LTD Incurred Claims	$22	$13	$7	$2	$3

The claim frequency for long-term disability represents the number of unique claim events for which benefit payments have been made. Claim events are identified using a unique claimant identifier and incurral date (claim event date). Thus, if an individual has multiple claims for different disabling events (and thus different disability dates), each will be reported as a unique claim event. However, if an individual receives multiple benefits under more than one policy (for example, supplementary disability benefits in addition to the base policy), we treat it as a single claim occurrence because they are related to a single claim event. Claim frequency is expected to be lower for the most recent incurral year because claimants have to satisfy elimination period before being eligible for benefits. The historical claim payout pattern for the long-term disability for the years presented in the development table is not available because this is a relatively new line of business.

Equitable America discounts long-term disability liabilities as benefit payments are made over extended periods. Discount rate assumptions for these liabilities are based on the best estimate GAAP rates by year of incurral.

The following table reconciles the long-term disability net incurred claims development table to the liability for unpaid claims and claim expenses in the Company’s balance sheet as of December 31, 2021 and 2020:

	December 31,
	2021	2020
	(in millions)
Long-Term Disability Claim Development Table, net of reinsurance
Undiscounted LTD Incurred Claims, net of reinsurance	$35	$22
Subtract Cumulative LTD Paid Claims, net of reinsurance	(12)	(7)
Subtract Impact of LTD Discounting, net of reinsurance	(3)	(2)

LTD liabilities for unpaid claim and claim expense, net of reinsurance	20	13

Unpaid Claims and Claim Expenses, net of reinsurance
LTD liabilities for unpaid claim and claim expense, net of reinsurance	20	13
Other short-duration contracts, net of reinsurance	35	12

Total liabilities for unpaid claim and claim expense, net of reinsurance	55	25

Reinsurance Recoverable on unpaid claims
Long-term disability	21	13
Other short-duration contracts	2	2

Total Reinsurance Recoverable	23	15

Total liability for unpaid claim and claim expense	$78	$40

16)	REVENUES FROM EXTERNAL CUSTOMERS

Revenue from external customers, by product, is shown in the table that follows:

	December 31,
	2021	2020	2019
	(in millions)
Individual Variable Annuity Products
Premiums	$—	$—	$—
Fees	2	—	—
Others	3	3	2

Total	$5	$3	$2

Life Insurance Products
Premiums	$—	$1	$1
Fees	310	284	262
Others	2	2	3

Total	$312	$287	$266

	December 31,
	2021	2020	2019
	(in millions)
Employee Benefit Products
Premiums	$157	$105	$66
Fees	—	—	—
Others	—	—	1

Total	$157	$105	$67

Other
Premiums	$—	$—	$—
Fees	—	—	—
Others	—	—	2

Total	$—	$—	$2

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2021

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$66	$66	$66
State, municipalities and political subdivisions	31	34	34
Public utilities	292	303	303
All other corporate bonds	1,945	2,059	2,059
Asset-backed	30	30	30
Commercial mortgage-backed	80	80	80

Total fixed maturities, AFS	2,444	2,572	2,572
Mortgage loans on real estate(2)	17	18	17
Policy loans	238	292	238
Other equity investments	21	23	23
Other invested assets	19	19	19

Total Investments	$2,739	$2,924	$2,869

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

SCHEDULE IV

REINSURANCE (1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2021
Life insurance in-force	$93,301	$18,697	$—	$74,604	—%

Premiums:
Life insurance and annuities	$85	$24	$—	$61	—%
Accident and health	116	20	—	96	—%

Total premiums	$201	$44	$—	$157	—%

2020
Life insurance in-force	$82,162	$22,785	$766	$60,143	1.3%

Premiums:
Life insurance and annuities	$77	$30	$1	$48	3.0%
Accident and health	72	14	—	58	—%

Total premiums	$149	$44	$1	$106	0.9%

2019
Life insurance in-force	$76,120	$24,343	$420	$52,197	0.8%

Premiums:
Life insurance and annuities	$71	$37	$1	$35	3.1%
Accident and health	42	10	—	32	—%

Total premiums	$113	$47	$1	$67	1.5%

(1)	Includes amounts related to the discontinued group life and health business.